                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Post-Effective Amendment No. 16         X

                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 16                    X

                                         (Check appropriate box or boxes.)

The Staar Investment Trust (Exact Name of Registrant as Specified in Charter)

604 McKnight Park Drive, Pittsburgh, PA               15237
(Address of Principal Executive Offices)            Zip Code)

Registrant's Telephone Number(including Area Code) (412) 367-9076

J.Andre Weisbrod, 604 McKnight Park Drive, Pittsburgh, PA, 15237 (Name and Address of Agent for Services)

Copies to Thomas Sweeney, Esq., Sweeney & Associates, P.C., P.O. Box 82637, 158 West Hutchinson Ave., Pittsburgh, PA 15218

It is proposed that this filing will become effective (check appropriate box)

  immediately upon filing pursuant to paragraph (b)


X 60 days after filing pursuant to paragraph (a)

  on ________________ pursuant to paragraph (a) of Rule 485

As soon as possible after the effective date of the Registration under the Securities Act of 1933

                           THE STAAR INVESTMENT TRUST

                                   PROSPECTUS
                                   May 1, 2006

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Contents

Information specific to each fund you should know before investing

General Bond Fund (GBF)                                      1
ShortTerm Bond Fund (STBF)                                   4
Larger Company Stock Fund (LCSF)                             7
Smaller Company Stock Fund (SCSF)                           10
International Fund (INTF)                                   13
AltCat Fund (ACF)                                           16

Information common to all of the funds

Management                                                  19
Buying Shares                                               19
Minimum Investment                                          20
Exchanging Shares                                           20
Selling Shares                                              20
Investor Services                                           20
Policies                                                    21
Where To Learn More About the Funds                 Inside back cover

Page 1
RISK/RETURN SUMMARY



General Bond Fund (GBF)
A High Grade General Bond Fund flexibly managed as to maturities of holdings.

GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES:

      The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. The range of maturity for bonds in this Fund is any length deemed appropriate by the Manager(s) depending on market conditions and trends. In general, it is expected that the average maturity of the portfolio will be between two (2) and fifteen (15) years the majority of the time.

TEMPORARY INVESTMENTS

      The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

      It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:


BAR CHART & TABLE

      The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2005                0.1%
2004               0.5.%
2003                4.1%
2002                7.2%
2001                7.6%
2000                9.1%
1999               -0.1%
1998                7.4%
1997*               6.4%

* Partial Year.


The Fund's highest and lowest quarterly returns during this time period were:

Highest: 4.37% (quarter ending 9/30/01)
Lowest: -1.63% (quarter ending 3/30/04)


Average Annual Total Returns
For the periods ended December 31, 2005

STAAR GENERAL BOND FUND (GBF)1                                 1 YEAR    3 YEARS     5 YEARS     LIFE**
                                                              -------   --------     -------     ------
TOTAL RETURN BEFORE TAXES                                       0.1%      1.6%         3.9%       4.8%
Return After Taxes on Distributions (based on maximum tax
 rates)                                                        -1.2%      0.1%         2.4%       3.1%
Return After taxes on Distributions and Sale of Fund Shares    -0.1%      1.0%         2.8%       3.4%
LB Intermediate Gov't/Credit Index2 (Reflects no deductions
 for taxes, fees or sales charges)                              1.5%      3.4%         6.2%       5.8%
Morningstar Intermediate-Term Bond Funds Avg. 3  (Reflects
 no deductions for taxes)                                       1.8%      3.6%         5.3%       5.9%



* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Since the Fund's public inception on 5/28/97.

1 On August 12, 2004 the shareholders approved fundamental changes to the Intermediate Bond Fund. The name was changed to the General Bond Fund and the objectives were changed to allow the managers to choose average maturities in a flexible manner in response to market conditions. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.


2 The Lehman Bros. Intermediate Government/Corporate Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The published returns are total returns including reinvestment of dividends. The index is unmanaged and does not have expenses. For purposes of this prospectus, this is the primary comparison index.

3 The Morningstar Intermediate-Term Bond Category is an average of the total returns of all bond funds tracked and categorized as such by Morningstar.

LINE GRAPH


      The following line graph shows the growth of $10,000 invested at public inception through 12/31/05.

GBF Ending Value: $15,716   Lehman Bros Intermediate Gov't/Credit Index: $17,437

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/05.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management  Fees (*)                                          0.50%
Distribution (12b-1) Fees (1 *)                               0.25%
Other Expenses (2)                                            0.97%
Total Annual Operating Expenses                               1.72%*

(*) Expenses shown are the maximum that could have been charged. Actual net 12b-1 Expenses were 0.04% in 2005. Actual Other Expenses were .97%. The Adviser voluntarily waived management fees of $0.02 per share in 2005 to bring management fees down to 0.29% from the contractual .50% rate. Therefore actual Total Operating Expenses were 1.30%.


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2006 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1    YEAR 3     YEAR 5     YEAR 10
 181       569        998        2,272

INVESTMENT STRATEGIES AND RELATED RISKS

      The General Bond Fund's objective is to produce income with a concern for safety of principal.

      The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.

      The Fund's strategy includes a limitation to investment grade debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation or Moody's Investor's Services. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

      At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

      The managers are given a high degree of flexibility in choosing maturities. In times of rising interest rates, their objective will be to have shorter average maturities and in times of stable or falling interest rates, their objective will be to obtain longer maturities. As a result, this Fund will, from time to time, be either an intermediate bond fund, or a long-term bond fund, depending upon its portfolio at the time.

      The investment strategy includes intent to hold most bonds to maturity and minimize trading unless market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs.

      The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

      In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

      The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern.

      As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money.

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bond holder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


             SELECTED PER-SHARE DATA
              YEAR END DECEMBER 31

                                              2005     2004     2003     2002      2001     2000     1999     1998    1997**
                                             ------   ------   ------    ------   ------   ------   ------   ------   ------
Net Asset Value Beg. of Period               $10.45   $10.75   $10.99    $10.59   $10.29   $ 9.96   $10.45   $10.22   $ 9.97
                                             ------   ------   ------    ------   ------   ------   ------             -----
Net Investment Income                          0.35     0.31     0.39      0.41     0.52     0.55     0.54    0.571     0.33
Net realized and unrealized gains on
 securities                                   -0.34    -0.25    0.05       0.35     0.26     0.32    -0.49     0.19     0.21
                                             ------   ------   ------    ------   ------   ------   ------   ------   ------
Total income from investment operations        0.01     0.06    0.44       0.76     0.78     0.87     0.05     0.76     0.54
                                             ------   ------   ------    ------   ------   ------   ------   ------   ------
Dividends from net Investment Income          -0.40     -.36    -0.49     -0.35    -0.46    -0.54    -0.48    -0.51    -0.28
Distributions From Capital Gains               0.00     0.00    -0.19     -0.01     -.02     0.00     0.00    -0.02    -0.01
                                             ------   ------   ------    ------   ------   ------   ------   ------   ------
Total Distributions                           -0.40    -0.36    -0.68     -0.36     -.48    -0.54    -0.48    -0.53    -0.29
                                                                         ------   ------   ------   ------   ------   ------
Net Asset Value, end of year                 $10.06   $10.45   $10.75    $10.99   $10.59   $10.29    $9.96   $10.45   $10.22
Total Return (%)                               0.1%     0.5%      4.1%      7.2%     7.6%     9.1%   -0.05%     7.4%     5.4%**
                                             ======   ======   ======    ======   ======   ======   ======   ======   ======
          Ratios/Supplemental Data
Net Assets at End of Year (in $1000's)       $ 1792   $ 2364   $ 2923    $ 4378   $ 2868   $ 1564   $ 1574   $ 1154   $  622
Ratio of Expenses to Average Net
 Assets (%) *                                  1.31%    1.61%    1.34%     1.51%     .72%    0.72%    0.72%    0.58%    0.58%
Ratio of Net Inv Income to Avg Net
Assets (%)                                     3.40%    2.88%    3.56%     3.79%    4.95%    5.49%    5.31%    5.48%    3.26%
Portfolio Turnover Rate                       17.84%    31.8%   35.97%    21.60%   33.76%   14.77%   11.85%   22.54%    6.78%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. ** Partial year--since Public inception 5/28/97.

RISK/RETURN SUMMARY


Short Term Bond Fund (STBF)


GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. In general, it is expected that the average maturity of the portfolio will be between six (6) months and three (3) years the majority of the time. At least 40% of its assets must be invested in securities issued, guaranteed or otherwise backed by the U.S. government or government agencies and at time of purchase instruments will be rated BBB or higher (investment grade).

TEMPORARY INVESTMENTS:

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

      It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Longer-term bonds generally have higher volatility than shorter-term bonds. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

      The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2005                            0.1%
2004                           -0.2%
2003                            5.9%
2002                            8.3%
2001                            7.5%
2000                            9.4%
1999                           -4.5%
1998                            8.6%
1997*                          11.4%

*Partial Year


The Fund's highest and lowest quarterly returns during this time period were:

                    Highest: 4.86% (quarter ending 09/30/98)
                    Lowest: -2.50% (quarter ending 12/31/99)


Average Annual Total Returns
For the periods ended December 31, 2005

STAAR SHORT TERM BOND FUND (STBF) 1                            1 YEAR    3 YEAR   5 YEAR   LIFE*
                                                               ------    ------   ------   -----
TOTAL RETURN BEFORE TAXES                                       0.1%      1.9%     4.3%     5.3%
Return After Taxes on Distributions (based on maximum tax
 rates)                                                        -0.7%     -0.2%     2.3%     3.2%
Return After taxes on Distributions and Sale of Fund Shares    -0.2%      1.5%     3.2%     3.7%
Lehman Brothers 1-3 Year Gov't Index 2  (Reflects no
 deductions for taxes, fees or expenses)                        1.7%      1.6%     3.8%     4.9%
Morningstar Short-Term Bd Fd Avg 3  (Reflects no deductions
 for taxes)                                                     1.4%      2.0%     3.8%     4.7%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Since the Fund's public inception on 5/28/97.

1 On August 12, 2004 the shareholders approved fundamental changes to the Long Term Bond Fund. It was changed in both name and objective to Short Term Bond Fund. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.

2 The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). Bonds will have maturities between 1 and 3 years.

3 The Morningstar Short-Term Bond Category is an average of the total returns of all bond funds tracked and categorized as such by Morningstar.


LINE GRAPH


      The following line graph shows the growth of $10,000 invested at public inception through 12/31/05.

STBF Ending Value: $21,601      Lehman Bros. 1-3 Government Bond Index: $19,697

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/05.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management Fees(*)                                            0.40%
Distribution (12b-1) Fees (1 *)                               0.25%
Other Expenses(2)                                             0.91%
Total Annual Operating Expenses(*)                            1.56%

(*) Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.08% in 2005 because of a prior year balance that was adjusted at the end of 2004. Actual Other Expenses were .91%. The Adviser voluntarily waived management fees in 2005 to bring management fees down to 0.04% from the contractual .40% rate. Therefore actual Total Operating Expenses were 1.02%.

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2006 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1           YEAR 3        YEAR 5       YEAR 10
 168              5306           928         2,113


INVESTMENT STRATEGIES AND RELATED RISKS

      The Short Term Bond Fund's main objective is to produce income with a concern for safety of principal.

      The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.

      The Fund's strategy includes a limitation to higher quality debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation or Moody's Investor's Services. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

      At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

      Bonds will normally have a maturity of between three (3) months and five
(5) years when purchased. The average weighted maturity of the portfolio will be between six (6) months and three (3) years the majority of the time.

      The investment strategy includes intent to hold most bonds to maturity and minimize trading unless average maturity considerations, changes in credit quality, market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs. The Fund may increase or decrease its cash position depending on risk management and liquidity considerations.

      The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

      In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

            The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern.

            As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities; therefore, the longer the maturity, the greater the change in value when interest rates go up or down.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bondholder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


SELECTED PER-SHARE DATA YEAR END DECEMBER 31  2005    2004   2003    2002    2001    2000      1999      1998     1997**
                                              -----  -----  ------  ------  ------  -------  --------  --------  --------
Net Asset Value beg. of period                 9.40   9.85  $11.02  $10.62  $10.43  $ 10.09  $  11.16  $  10.81  $  10.07
                                              -----  -----  ------  ------  ------   ------  --------  --------  --------
Net investment income                          0.24   0.24    0.50    0.48    0.61     0.62      0.60      0.63      0.37
Net realized and unrealized gains on
 securities                                   (0.23) (0.26)   0.15    0.40   -0.17     0.31     -1.10      0.30      0.78
                                              -----  -----  ------  ------  ------  -------  --------  --------  --------
Total income from investment operations       (0.01) (0.02)   0.65    0.88    0.78     0.93     -0.50      0.93      1.15
                                              -----  -----  ------  ------  ------  -------  --------  --------  --------
Dividends from net investment income           -.20   -.31   (0.86)  (0.48)  -0.58    -0.59     -0.56     -0.58     -0.41
Distributions From capital gains               0.00   -.12    0.96    0.00   -0.01     0.00     -0.05      0.00      0.00
                                              -----  -----  ------  ------  ------  -------  --------  --------  --------
Total Distributions                           (0.20) (0.43)  (1.82)  (0.48)  -0.59    -0.59     -0.61     -0.58     -0.41
                                                                            ------  -------  --------  --------  --------
Net Asset Value, end of period                 9.21   9.40   $9.85  $11.02  $10.62  $ 10.43  $  10.09  $  11.16  $  10.81
Total Return (%)                               0.06%  -0.2%    5.9%    8.3%    7.5%     9.4%     -4.5%      8.6%     11.4%**
                                              =====  =====  ======  ======  ======  =======  ========  ========  ========
   Ratios/Supplemental Data
Net Assets at end of period (in $1000's)        984    602   $ 415  $ 1630  $ 1227    $ 889  $    807  $    598  $    339
Ratio of Expenses to Average Net
 Assets (%) *                                  1.02%  1.55%   1.21%   1.34%   0.81%    0.81%     0.81%     0.69%     0.70%
Ratio of Net Investment Income to Avg Net
 Assets (%)                                    2.60%  2.49%   4.57%   4.50%   5.73%    6.10%     5.28%     5.70%     3.54%
Portfolio Turnover Rate                       48.02% 86.65%   8.53%  19.70%  25.23%    7.74%     4.10%     6.40%     0.00%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. **Partial Year -- since public inception on 5/28/1997.

RISK/RETURN SUMMARY

Larger Company Stock Fund (LCSF)

A fund of funds in which the underlying investments are primarily common stocks of large companies and larger mid-cap companies.

GOAL: Growth with Some Income

PRINCIPAL INVESTMENT STRATEGIES:

      The Fund invests primarily in other mutual funds that invest in stocks of large and larger mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of over $3 billion.

      In terms of market composition, the majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

      A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

      Most mutual funds and stocks owned are expected to produce some dividend income.

TEMPORARY INVESTMENTS

      The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

      It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

      The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2005                   3.7%
2004                  10.6%
2003                  20.7%
2002                 -18.1%
2001                  -9.9%
2000                  -2.7%
1999                  16.1%
1998                  13.1%
1997*                 13.2%

*Partial Year


The Fund's highest and lowest quarterly returns during this time period were:

                    Highest: 17.8% (quarter ending 12/31/98)
                    Lowest: -14.98% (quarter ending 9/30/02)


Average Annual Total Returns
For the periods ended December 31, 2005

STAAR LARGER COMPANY STOCK FUND (LCSF)                    1 YEAR     3 YEARS     5 YEAR         LIFE*
                                                          ------     -------     ------        ------
TOTAL RETURN BEFORE TAXES                                  3.7%        11.4%        0.4%        4.6%
Return After Taxes on Distributions (based on maximum
 tax rates)                                                3.7%        11.4%        0.4%        3.9%
Return After taxes on Distributions and Sale of Fund
 Shares                                                    2.9%         9.9%        0.4%        3.9%
S&P 500 Index 1 (Reflects no deductions for taxes,
 fees or expenses)                                         4.9%        14.4%        0.5%        6.2%
Morningstar Large Blend Fds Category Avg 2  (Reflects
 no deductions for taxes)                                  5.8%        14.0%        0.5%        6.0%

*Since the Fund's public inception on 5/28/97.

1 The S&P 500 is a broad market index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar.

LINE GRAPH


            The following line graph shows the growth of $10,000 invested at public inception through 12/31/05.

LCSF Ending Value: $14,789          S&P 500 Stock Index: $16,811



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/05.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees(*)                                             0.90%
Distribution (12b-1) Fees (1 *)                                 0.25%
Other Expenses (2)                                              0.96%
Total Annual Operating Expenses (3)                             2.11%

(*) Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.11% in 2005. Actual Other Expenses were .96%. Therefore actual Total Operating Expenses were 1.97%.


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2006 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The management fees and expenses of other mutual funds owned by the LCSF are not shown in the above table. The estimated weighted average expense ratios of the other mutual funds owned by the LCSF in 2005 was 0.99%.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1      YEAR 3         YEAR 5        YEAR 10
222          698           1,224          2,787


INVESTMENT STRATEGIES AND RELATED RISKS

      The Larger Company Stock Fund's objective is to produce long term growth of capital with some income by investing primarily in common stocks of U.S. based large and mid-sized companies, including other mutual funds that invest primarily in such stocks. Larger companies are defined as those having a market capitalization (size) of $3 billion or more.

      The majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings.

      The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad stock market as opposed to any one index. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value.

      In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

      A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

    The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

    In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

    The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

    The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

    As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an 'up" market.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


SELECTED PER-SHARE DATA
 YEAR END DECEMBER 31                          2005  2004    2003    2002    2001    2000      1999      1998    1997**
                                              -----  -----  ------  ------  ------  ------   --------  --------  --------
Net asset value beg. of period                12.67  11.45  $ 9.49  $11.58  $12.85  $13.98   $  12.99  $  12.16  $  11.66
                                              -----  -----  ------  ------  ------  ------   --------  --------  --------
Net investment income                         (0.12) (0.11)  -0.07   -0.09   -0.01   -0.02      -0.02      0.03      0.15
Net realized and unrealized gains on
securities                                     0.59   1.33    2.03   -2.00   -1.26   -0.32       2.12      1.56      1.39
                                              -----  -----  ------  ------  ------  ------   --------  --------  --------
Total income from investment operations        0.47   1.22    1.96   -2.09   -1.27   -0.34       2.10      1.59      1.54
                                              -----  -----  ------  ------  ------  ------   --------  --------  --------
Dividends from net investment income           0.00   0.00    0.00    0.00    0.00    0.00       0.00     -0.04     -0.13
Distributions From capital gains               0.00   0.00    0.00    0.00    0.00   -0.79       1.11     -0.72     -0.91
                                              -----  -----  ------  ------  ------  ------   --------  --------  --------
Total Distributions                            0.00   0.00    0.00    0.00    0.00   -0.79       1.11     -0.76     -1.04
                                              -----  -----  ------  ------  ------  ------   --------  --------  --------
Net asset value, end of period                13.14  12.67  $11.45  $ 9.49  $11.58  $12.85   $  13.98  $  12.99  $  12.16
Total Return (%)                                3.7%  10.6%   20.7%  -18.1%   -9.9%   -2.7%      16.1%     13.1%     13.2%**
                                              =====  =====  ======  ======  ======  ======   ========  ========  ========
    Ratios/Supplemental Data
Net assets at end of period (in $1000's)       4787   5015  $ 4086  $ 2737  $ 2843  $ 2679   $   2430   $  1852  $   1276
Ratio of expenses to average net
 assets (%) *                                  1.97%  1.94%   1.69%   1.89%   0.99%   0.99%      0.99%     1.00%     0.25%
Ratio of net investment income to avg
 net assets (%)                                -.94%  -.92%  -0.71%  -0.88%  -0.11%  -0.14%     -0.13%     0.23%     1.81%
Portfolio turnover rate                       14.00% 35.19%  46.31%  24.08%  16.09%  19.69%      6.52%    30.21%     7.84%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. **Partial Year -- since public inception on 5/28/1997.

RISK/RETURN SUMMARY

Smaller Company Stock Fund (SCSF)

      A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies.

GOAL: Long Term Growth

PRINCIPAL INVESTMENT STRATEGIES:

      The Fund invests primarily in other mutual funds in that invest in stocks of small-cap, micro-cap and smaller mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of under $3 billion.

            In terms of market composition, the majority of holdings are intended to represent primarily United States based small companies with market capitalization (size) of under $1 billion. Some holdings will include smaller mid-cap stocks having market capitalization between $1 billion and $3 billion. The Fund may also hold Micro-cap stocks having market capitalization of under $100 million. While some mutual funds owned by the SCSF may own some larger companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

            A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

TEMPORARY INVESTMENTS

            The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

            It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

      The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2005               5.2%
2004              12.7%
2003              41.2%
2002             -17.5%
2001               0.9%
2000               1.1%
1999              30.4%
1998               2.9%
1997*             13.9%


*Partial Year

The Fund's highest and lowest quarterly returns during this time period were:

                    Highest: 26.53% (quarter ending 12/31/99)
                    Lowest: -19.34% (quarter ending 9/30/98)


Average Annual Total Returns
For the periods ended December 31, 2005

STAAR SMALLER COMPANY STOCK FUND (SCSF)                    1 YEAR   3 YEARS  5 YEARS    LIFE*
                                                           -------  -------  -------   ------
TOTAL RETURN BEFORE TAXES                                   5.2%     18.7%    6.8%      9.3%
Return After Taxes on Distributions (based on maximum
 tax rates)                                                 3.8%     17.8%    6.3%      8.2%
Return After taxes on Distributions and Sale of Fund
 Shares                                                     5.2%     16.7%    6.3%      8.0%
Russell 2000 Index(1)  (Reflects no deductions for
 taxes, fees or expenses)                                   4.6%     22.1%    8.2%      8.3%
Morningstar Small Co. Fds. Objective Avg.(2)  (Reflects
 no deductions for taxes)                                   6.8%     20.9%    7.1%     10.6%

*Since the Fund's public inception on 5/28/97.

1 The Russell 2000 Index is a broad index which consists of the 2000 smallest companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Small Company Funds Objective Average is an average of the total returns of all funds tracked by Morningstar having that objective.

LINE GRAPH


            The following line graph shows the growth of $10,000 invested at public inception through 12/31/05.

SCSF Ending Value: $21,601          Russell 2000 Index: $19,697


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/04.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management  Fees                                                0.90%
Distribution (12b-1) Fees (1)                                   0.25%
Other Expenses (2)                                              0.96%
Total Annual Operating Expenses (3)                             2.11%

* Expenses shown are the maximum that could have been charged. Actual Distribution Expenses were .11% in 2005. Actual Other Expenses were .96%. Therefore actual Total Operating Expenses were 1.97%.


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2006 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.


(3) This is a "fund of funds". The management fees and expenses of other mutual funds owned by the SCSF are not shown in the above table. The estimated weighted average expense ratios of the other mutual funds owned by the SCSF in 2005 was 1.33%.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1      YEAR 3   YEAR 5  YEAR 10
 222         698     1,224    2,787

INVESTMENT STRATEGIES AND RELATED RISKS

    The Smaller Company Stock Fund's objective is to produce long term growth of capital by investing primarily in common stocks of U.S. based small and mid-sized companies, including other mutual funds that invest primarily in such stocks. Smaller companies are defined as those having a market capitalization
(size) of less than $3 billion. "MicroCap" stocks with market capitalization of under $100 million may also be owned.

    The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a broadly diversified mix of investment styles and portfolios. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Under normal conditions the Fund will invest at least 65% of its assets in these types of investments.

    In terms of investment styles, the fund will generally employ a mix of growth and value management, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

    A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

    The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

    In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

    The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

    The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

    As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


        SELECTED PER-SHARE DATA
         YEAR END DECEMBER 31                   2005    2004    2003     2002    2001    2000    1999     1998   1997**
                                               ------  ------  ------  -------  ------  ------  -------  ------  ------
Net asset value beg. of period                  15.43   14.53  $10.29  $ 12.47  $12.54  $13.86  $ 11.45  $11.45  $10.32
                                               ------  ------  ------  -------  ------  ------  -------  ------  ------
Net investment income                            0.00   -0.26   -0.19    -0.21   -0.10   -0.09    -0.09   -0.05   -0.02
Net realized and unrealized gains
 on securities                                   0.81    2.10    4.43    -1.97    0.21    0.28     3.61    0.38    1.47
                                               ------  ------  ------  -------  ------  ------  -------  ------  ------
Total income from investment operations          0.81    1.84    4.24    -2.18    0.11    0.19     3.52    0.33    1.45
                                               ------  ------  ------  -------  ------  ------  -------  ------  ------
Dividends from net investment income             0.00    0.00    0.00     0.00    0.00    0.00     0.00    0.00    0.00
Distributions from capital gains                -1.39    -.94    0.00     0.00   -0.18   -1.51    -1.11   -0.33   -0.32
                                               ------  ------  ------  -------  ------  ------  -------  ------  ------
Total Distributions                             -1.39   -0.94    0.00     0.00   -0.18   -1.51    -1.11   -0.33   -0.32
                                               ------  ------  ------  -------  ------  ------  -------  ------  ------
Net asset value, end of period                  14.85   15.43  $14.53  $ 10.29  $12.47  $12.54  $ 13.86  $11.45  $11.45
Total return (%)                                  5.2%   12.7%   41.2%  -17. 5%    0.9%    1.1%    30.8%    2.9%   13.9%**
                                               ======  ======  ======  =======  ======  ======  =======  ======  ======
    Ratios/Supplemental Data
Net assets at end of period (in $1000's)       $5,026  $5,551  $4,592  $  2607  $ 3048   $2669  $  2279  $ 1612  $ 1177
Ratio of expenses to average net assets (%) *    1.97%   1.94%   1.66%    1.89%   0.99%   0.99%    0.99%   0.99%   1.01%
Ratio of net investment income to
avg net assets (%)                              -1.50%  -1.73%  -1.61%   -1.80%  -0.81%  -0.59%   -0.73%  -0.47%  -0.22%
Portfolio turnover rate                         23.04%  33.58%  45.72%   32.79%   4.31%   4.05%   33.53%   6.45%   4.04%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. **Partial Year -- since pubic inception on 5/28/1997.

RISK/RETURN SUMMARY

INTERNATIONAL FUND (INTF)

      A fund of funds investing primarily in stocks of companies in countries outside the United States, including emerging markets.

GOAL: Long term growth primarily through investments in international stocks.

PRINCIPAL INVESTMENT STRATEGIES:

      The Fund invests primarily in other mutual funds in that invest in stocks of foreign countries, including emerging markets.

      A strategic goal is to maintain a broad mix of countries and industries. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower exposure to geographical regions and/or industry sectors. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks.

      In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

      Fund assets will be invested in foreign stocks or other mutual funds that hold predominantly foreign stock. Occasionally, a global fund having some U.S. investments may be included. The majority of the Fund's investments will be in the stocks of developed nations outside the United States.

      Emerging markets are considered an increasingly important component of the global economy. Therefore, the Fund's strategy includes ongoing investments in developing countries. The Fund may not invest more than 35% of the Fund's assets in emerging markets.

TEMPORARY INVESTMENTS

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in international stocks as described above.

MAIN RISKS:

      It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general international stock market declines or if the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy specific securities, sectors or regions. Individual stocks or sectors can go down in value even when the general market is up. International markets present additional risks, including political and currency exchange risks. These risks can be greater in emerging markets. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

      The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2005                                     16.8%
2004                                     18.9%
2003                                     31.9%
2002                                    -14.3%
2001                                    -17.2%
2000                                    -16.8%
1999                                     38.7%
1998                                      3.3%
1997*                                    -5.6%

* Partial Year


The Fund's highest and lowest quarterly returns during this time period were:

                    Highest: 21.33% (quarter ending 12/31/99)
                    Lowest: -17.97% (quarter ending 9/30/02)


Average Annual Total Returns For the periods ended December 31, 2005

STAAR International Fund (INTF)                           1 YEAR  3 YEARS   5 YEARS    LIFE*
Total Return Before taxes                                  16.8%    22.4%     5.4%      4.5%
Return After Taxes on Distributions (based on maximum
 tax rates)                                                16.8%    22.3%     5.3%      3.8%
Return After taxes on Distributions and Sale of Fund
 Shares (Reflects tax savings on realized losses)          13.7%    19.5%     4.6%      3.7%
MSCI EAFE Index1 (Reflects no deductions for taxes,        13.5%    23.7%     4.6%      5.3%
fees or expenses)
Morningstar Foreign Stock Fds. Category Avg.2
(Reflects no deductions for taxes)                         14.6%    21.34%    2.9%      4.9%

1 The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Foreign Stock Funds Category Average is an average of the total returns of all funds tracked and categorized as such by Morningstar.

*Since the Fund's public inception on 5/28/97.

LINE GRAPH


      The following line graph shows the growth of $10,000 invested at public inception through 12/31/05.

INTF Ending Value: $14,662          EAFE International Index: $15,767



FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/05.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees                                                0.90%
Distribution (12b-1) Fees (1)                                   0.25%
Other Expenses (2)                                              0.95%
Total Annual Operating Expenses (3)                             2.10%

* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were .14% in 2005. Actual Other Expenses were .95%. Therefore actual Total Operating Expenses were 1.99%.

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2006 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The management fees and expenses of other mutual funds owned by the INTF are not shown in the above table. The estimated weighted average expense ratios of the other mutual funds owned by the INTF in 2005 was 1.36%.

(4) Foreign taxes paid are not shown here.


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


YEAR 1      YEAR 3    YEAR 5    YEAR 10
  221         695      1,218     2,773


INVESTMENT STRATEGIES AND RELATED RISKS

      The International Fund's objective is to produce long term growth of capital by investing primarily in equity securities in markets outside the United States, including emerging markets.

      The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad international market, including small and developing countries. From time to time open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Large, mid-sized and small companies may be owned.

      In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

      A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

      The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style, region or industry sector as well as the risks inherent in having too few holdings.

      The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

      In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

      The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

      As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


         SELECTED PER-SHARE DATA
           YEAR END DECEMBER 31             2005     2004     2003    2002     2001     2000      1999       1998     1997**
                                           ------   ------   ------  ------   ------   ------   --------   -------   -------
Net asset value beg. of period              11.59     9.74   $ 7.40  $ 8.64   $10.48   $14.08   $  10.60   $ 10.50   $ 11.73
                                           ------   ------   ------  ------   ------   ------   --------   -------   -------
Net investment income                       -0.04    -0.06     0.02   -0.09     0.03     0.02       0.05      0.07      0.12
Net realized and unrealized gains on
 securities                                  1.99     1.91     2.33   -1.15    -1.84    -2.36       4.06      0.31     -0.78
                                           ------   ------   ------  ------   ------   ------   --------   -------   -------
Total income from investment operations      1.95     1.85     2.35   -1.24    -1.81    -2.34       4.11      0.38     -0.66
                                           ------   ------   ------  ------   ------   ------   --------   -------   -------
Dividends from net investment income         0.00     0.00    -0.01    0.00    -0.03    -0.02      -0.05     -0.08     -0.10
                                           ------   ------   ------  ------   ------   ------   --------   -------   -------
Distributions from capital gains             0.00     0.00     0.00    0.00    -0.00    -1.24      -0.58     -0.20     -0.47
                                           ------   ------   ------  ------   ------   ------   --------   -------   -------
Total distributions                          0.00     0.00     0.01    0.00    -0.03    -1.26       0.63     -0.28     -0.57
                                           ------   ------   ------  ------   ------   ------   --------   -------   -------
Net Asset Value, end of Period              13.54    11.59   $ 9.74  $ 7.40   $ 8.64   $10.48   $  14.08   $ 10.60   $ 10.50
Total return (%)                            16.8%     18.9%    31.9%  -14.3%   -17.2%   -16.8%      38.7%      3.3%    -5.64%**
                                           ======   ======   ======  ======   ======   ======   ========   =======   =======
     Ratios/Supplemental Data
Net assets at end of period (in $1000's)   $4,750   $4,033   $ 3032  $ 1675   $ 1924   $ 2108   $   2179   $  1608   $  1126
Ratio of expenses to average net
 assets (%) *                                1.84%    1.96%    1.75%   1.90%    0.99%    0.99%      0.99%     0.99%     0.70%
Ratio of net investment income to avg
 net assets (%)                              -.34%    -.63%    0.24%  -1.07%    0.31%    0.15%      0.39%     0.65%     1.04%
Portfolio turnover rate                     16.23%   16.99%    29.1%  24.08%   15.74%   10.81%     13.12%     2.30%     0.00%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. **Partial Year -- since pubic inception on 5/28/1997.

RISK/RETURN SUMMARY

AltCat (Alternative Categories) Fund (ACF)

      A flexibly-managed, multi-asset global fund of funds investing primarily in assets which offer opportunities for growth of capital.

GOAL: Long term growth through broadly diversified global investments.

PRINCIPAL INVESTMENT STRATEGIES:

      The Fund's main strategy is to identify investment opportunities that will participate in long-term or short-term trends. The Fund may invest in any kind of investment security allowable under securities laws. Under normal conditions, at least 80% of the Fund's assets will be invested in other mutual funds or securities that may or may not fit the general asset allocation categories of the other Funds in the Trust (IBF, LTBF, LCSF, SCSF and INTF).

TEMPORARY INVESTMENTS

      The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest as described above.

MAIN RISKS:

      It is possible to lose money by investing in this Fund. Share values of the Fund can decrease in value if the U.S. stock markets or the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions, changes in currency values or simply because more investors have decided to sell than buy certain securities or categories of securities. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations. In addition, some countries are not as compliant as the U.S. regarding the Y2K computer problem, which could add some risk to this Fund.

PERFORMANCE:

BAR CHART & TABLE

      The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.


2005                                                11.9%
2004                                                12.6%
2003                                                28.4%
2002                                               -15.8%
2001                                               -10.0%
2000                                                 5.5%
1999                                                30.8%
1998                                                -5.8%
1997*                                               -0.4%


The Fund's highest and lowest quarterly returns during this time period were:

                    Highest: 14.94% (quarter ending 12/31/99)
                    Lowest: -14.98% (quarter ending 9/30/02)


Average Annual Total Returns For the periods ended December 31, 2005

STAAR ALTCAT FUND (ACF)                                    1 YEAR   3 YEARS  5 YEARS   LIFE*
                                                           ------   -------  -------   -----
TOTAL RETURN BEFORE TAXES                                   11.9%    17.4%     4.1%     5.5%
Return After Taxes on Distributions (based on maximum
 tax rates)                                                 11.2%    17.1%     3.9%     5.0%
Return After taxes on Distributions and Sale of Fund
 Shares                                                      9.8%    15.1%     3.6%     4.6%
S&P 500 Index 1 (Reflects no deductions for taxes,
 fees or expenses)                                           4.9%    14.4%     0.5%     6.2%
Morningstar Multi-Asset Global Objective Avg. 1
 (Reflects no deductions for taxes)                          7.6%    15.1%     6.1%     7.3%


*Since the Fund's public inception on 5/28/97.

1 The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

2 The Morningstar Multi-Asset Global Funds Objective Average is an average of the total returns of all funds tracked by Morningstar having that objective. For purposes of this prospectus, this is the primary comparison index.


LINE GRAPH

      The following line graph shows the growth of $10,000 invested at public inception through 12/31/05.

ACF Ending Value: $15,842                                 S&P 500 Index: $16,811

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/05.


Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)


Management  Fees                                                         0.90%
Distribution (12b-1) Fees (1)                                            0.25%
Other Expenses (2)                                                       0.95%
Total Annual Operating Expenses (3)                                      2.10%

* Expenses shown are the maximum that could have been charged. Actual Distribution Expenses were .17% in 2004. Actual Other Expenses were .95%. Therefore actual Total Operating Expenses were 2.02%.

(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2006 this agreement provides for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The management fees and expenses of other mutual funds owned by the ACF are not shown in the above table. The estimated weighted average expense ratios of the other mutual funds owned by the ACF in 2005 was 1.03%.

(4) Foreign taxes paid are not shown here.


EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.


Year 1            Year 3      Year 5        Year 10
 221               695        1,218          2,773


INVESTMENT STRATEGIES AND RELATED RISKS

      The AltCat Fund's objective is to produce long term growth of capital through broadly diversified global investment in securities that have the potential to participate in long-term or short-term trends. The projected increase in demand for energy by developing nations is an example of a long-term trend.

     The Fund may invest in any kind of domestic or foreign security allowable under securities laws.

      Mutual funds are owned by the ACF. They are chosen to provide a variety of investment styles and portfolios. Open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Large, mid-sized and small companies may be owned. The Fund may also purchase bonds, real estate investment trusts (REITs), mortgage securities preferred stocks, convertible securities and precious metals. Investments are chosen to provide a mix of investment styles and portfolios that represent a broad global investment market as opposed to any one market or index.

      In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

      A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

      The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

      The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

      In deciding to buy, hold or sell a particular security or mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. A fund and its manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund fails to perform up to expectations, it may be sold. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

      The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

      As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency. To the extent that an investment is concentrated in a particular country or region, risk can be amplified.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Debt Instruments -- To the extent that the Fund invests in any debt instruments, such investments would entail the risks associated with those instruments, including changes in interest rates, default risk and credit rating changes.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


SELECTED PER-SHARE DATA YEAR END DECEMBER 31      2005    2004    2003      2002    2001      2000     1999      1998      1997**
                                                 ------  ------  --------  -----   -------   -------  -------  --------   --------
Net asset value beg. of period                    13.25   11.77  $   9.17  $10.89  $ 12.29  $  12.35  $  9.67  $  10.53   $10.68
                                                 ------  ------  --------  -----   -------   -------  -------  --------   ------
Net investment income                             -0.13   -0.14     -0.10   -0.10    -0.01      0.01     0.06      0.13     0.11
Net realized and unrealized gains on securities    1.70    1.62      2.70   -1.62    -1.22      0.69     2.93     -0.73    -0.16
                                                 ------  ------  --------  -----   -------   -------  -------  --------   ------
Total income from investment operations            1.57    1.48      2.61   -1.72    -1.23      0.70     2.99     -0.60    -0.05
                                                 ------  ------  --------  -----   -------   -------  -------  --------   ------
Dividends from net investment income               0.00    0.00      0.00   0.00      0.00     -0.01    -0.06     -0.13    -0.09
Distributions from capital gains                  -0.54    0.00      0.00    0.00    -0.17     -0.75    -0.25     -0.13    -0.01
                                                 ------  ------  --------  -----   -------   -------  -------  --------   ------
Total distributions                               -0.54    0.00      0.00    0.00    -0.17     -0.76    -0.31     -0.26    -0.10
                                                 ------  ------  --------  -----   -------   -------  -------  --------   ------
Net Asset Value, end of Period                    14.28   13.25  $  11.77   $9.17  $ 10.89  $  12.29  $ 12.35  $   9.67   $10.53
Total return (%)                                   11.9%   12.6%     28.4%  -15.8%   -10.0%      5.5%    30.8%     -5.8%    -0.4%**
                                                 ======  ======  ========  ======  =======   =======  =======  ========   ======
      Ratios/Supplemental Data
Net assets at end of period (in $1000's)         $3,445  $2,956  $   2266  $ 1080  $  1094  $    958      570  $    374   $  307
Ratio of expenses to average net assets (%) *      1.84%   2.01%     1.77%   1.88%    0.99%     0.99%    0.99%     0.99%    0.77%
Ratio of net investment income to avg net assets
 (%)                                              -0.94%  -1.18%    -0.97%  -0.97%   -0.08%     0.04%    0.52%     1.24%    1.00%
Portfolio turnover rate                           35.48%  28.35%    33.19%  18.61%    0.00%     5.11%    4.15%     0.02%    2.74%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. **Partial Year.

INFORMATION COMMON TO ALL OF THE FUNDS

MANAGEMENT

      STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237 is the Fund's investment advisor. Mr. J. Andre Weisbrod, President of SFA, is the Portfolio Manager of each Fund and has been primarily responsible for all Funds' day-to-day management since inception. Mr. Weisbrod's experience includes management of these Funds since private inception on 4/4/96. He has been President and CEO of SFA since 1993, providing financial planning and investment advisory services to individual and corporate clients. He has also been a registered securities representative since 1983. His broker-dealer affiliation since 7/1/98 has been with Olde Economie Financial Consultants. Additional information is provided in the Statement of Additional Information
(SAI), which may be obtained from Shareholder Services.

      As provided in the Advisory Agreement, SFA also provides other services (directly or indirectly) in addition to investment management, including transfer agency, shareholder services, data entry and bookkeeping.


      The Funds paid the following fees to the Advisor in 2005 as a percentage of average net assets:

                GBF         STBF         LCSF          SCSF        INTF       ACF
2005 Fees       .29%        .04%         .90%          .90%        .90%       .90%

            Management fees for the GBF and STBF in 2005 reflect fees voluntarily waived by the Adviser of $.02 per share for the GBF and $.03 per share for the STBF. Normally, fees to the Adviser are .50% of average net assets for GBF and .40% of average net assets for STBF.


            Management's discussion of Fund Performance may be found in the Annual and Semiannual Reports to Shareholders. These may be obtained from Shareholder Services.

Fund History

      The six Trust Funds were instituted as a private Pennsylvania business trust on 2/28/96. Investment operations began on April 4, 1996. The Trust's public operations began effective May, 28, 1997. Investment operations, including the Funds' investment management, existed in the same way before and after May 28, 1997. Information regarding operations prior to May 28, 1997 can be obtained from Shareholder Services.

Fund of Funds

      The Fund of Funds approach provides broader diversification of holdings as well as managers. However, owning other mutual funds within some of its Funds generally results in greater expenses for those Funds than if they held individual securities only. (See footnote 4 under Fees and Expenses in the RISK/RETURN SUMMARY of the LCSF, SCSF, INTF and ACT.) Normally, this does not apply to the bond funds (GBF and STBF); while they are not prohibited from doing so, they generally do not hold other mutual funds.

      Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

SHAREHOLDER INFORMATION

HOW FUND SHARES ARE PRICED

      The Net Asset Value (NAV) of a share of each Fund is calculated based on the closing price of securities on each day that the New York Stock Exchange is open (normally 4:00 P.M. eastern time). The NAV is determined by dividing the total of each Fund's net assets by the total number of outstanding shares of each Fund. The Funds' Net Asset Values will not be computed for any days on which the market is closed, including national holidays (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

      The value of mutual funds held by any of the Funds will be that value provided by such funds according to the methods used by those funds. Because of possible delays obtaining final pricing information regarding other mutual funds, the calculation of the NAV of each of the Trust's Funds will generally be completed the morning of the next business day. Therefore, should any of the Funds be listed in newspapers, it is likely that the prices reported in the newspapers will lag the Funds' actual prices by one day.

      The Trust can take no responsibility for errors by other mutual funds in reporting their net asset values or by third party sources used for pricing.

      Fair Value Pricing: The board of Trustees has developed procedures that utilize fair value pricing when any assets for which reliable market quotations are not readily available or may be stale. As a practical matter, the issue rarely if ever arises for the Fund because of the nature of the Fund's investments.

BUYING SHARES

By Mail

      You may open an account using the written application form. Legible photocopies of the application form are acceptable if you desire to open more than one account. Special applications are needed for certain retirement accounts such as Traditional IRAs and Roth IRAs. These forms may be obtained through Shareholder Services.

      Mail the application with your check made payable to "STAAR Investment Trust" to the Shareholder Services address listed on the inside back cover of this prospectus. Do not forget to indicate on the Application the amounts or percentage of your check to be put in each Fund. Third party checks are not accepted except under special circumstances where approval is given by Shareholder Services and/or the Transfer Agent.

Through Your Registered Investment Representative

      Your representative can help you with forms and the processing of your check.

By Wire

      Call Shareholder Services for availability and instructions.

By Payroll Deduction

      You may be able to purchase shares through an Employer-Sponsored Plan.


By Internet Direct Investment

      It is anticipated that by May 1, 2005, investors may purchase STAAR Funds' shares directly via an Internet interface. Check www.staarfunds.com for the appropriate link.

NOTE: You are responsible for any losses or fees incurred by the trust or its Advisor or Transfer Agent or Custodian if an order is canceled because a check does not clear, and such costs may be deducted from your account.

MINIMUM INITIAL INVESTMENT


Internet Direct Accounts: $100 minimum to a single Fund, $500 to a pre-designed "portfolio" of the Funds.

Regular Accounts (by mail or in person): $2,500 to the entire Trust, which may be split among the Funds subject to a $500 minimum per Fund. The $2,500 minimum may be satisfied by multiple accounts held by the same investor or members of his or her immediate family who reside with him or her.


IRA Accounts: $1,000 to the entire Trust, which may be split among the Funds subject to a $100 minimum per Fund.

The Trust reserves the right to waive or reduce the minimum initial and additional investments for certain investors, including employer-sponsored retirement plans.

ADDING TO YOUR INVESTMENTS

By Mail

      You may add to your investment at any time by mailing a check payable to "STAAR Investment Trust" to Shareholder Services. You may use the convenient tear-off form on your statements or provide written instructions including the account number. Be sure to specify the amounts that should credited to each Fund. If no instructions are received, allocation of your check will be made according to the most recent allocation instructions received.


      Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

By Automatic Investment Plan

      You may establish an Automatic Investment Plan by filling out the appropriate form, which you may obtain from Shareholder Services. An Automatic Investment Plan authorizes direct monthly deposits from your bank account.

      Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. (Internet accounts may be less.) If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

EXCHANGING SHARES

      You may exchange shares of one Fund for another either by phone or by signed instructions mailed or faxed to Shareholder Services. Internet accounts may only be changed directly on the Internet web site.


SELLING SHARES

      You can sell your shares on any day the Trust is open for business. Generally, you can sell up to $40,000 total from any Fund or combination of Funds over the phone or by a signed letter delivered to Shareholder Services. Be sure to include the signatures of all registered owners as on the original application or any subsequent change of authorized signatures. However, to protect you and the Trust, we may require written instructions with a signature guarantee for each owner if:

      -  You are selling more than $40,000 worth of shares.

      - You want to have proceeds paid to someone who is not a registered owner.

      - You want to have the proceeds sent to an address other than the address of record or a pre-authorized account.

      - You have changed the address on your account by phone within the last 15 days.


      Redemptions on Internet accounts may be subject to different rules and procedures.


      You may also redeem your shares through a broker-dealer if your shares are held through a broker-dealer account. In this case you must call your broker-dealer who will then execute your trade instructions. A broker-dealer may impose a separate fee for such transactions.

      Your redemption will be calculated at the share price equal to the Net Asset Value at the end of the day your request is received if it is received by Shareholder Services before 4:00 P.M. (Eastern Time), or before the market close, if earlier. If the request is received after such time or on a day the Trust is not open for business, it will be processed as of the close of the next business day. The trust reserves the right to impose earlier order deadlines and restrict the size of trading amounts for certain institutional, broker/dealer trading "platforms" and "market timers" where such activities, in the judgment of the Manager(s), might adversely affect the orderly operations of the Funds or otherwise adversely affect share values of the majority of shareholders.

      Your redemption check will generally be mailed to you via first-class mail within seven days after we receive your request in proper form. We will use Priority Mail or Overnight Mail if requested, but your account will be charged for this service.

      If you want to sell shares recently purchased by check or bank draft, your distribution may be held until your check or draft has cleared, which could take up to fifteen days from the purchase date.

      REDEMPTION FEES AND RESTRICTIONS: The Funds currently do not charge a fee for normal redemptions. However any costs due to special handling requests other than normal mail will be deducted from the account or from the distribution if the account is being closed. Furthermore, where the Funds experience frequent trading by any account or groups of accounts that could potentially harm performance, the Funds may impose restrictions on trading and/or assess a redemption fee on such accounts of up to 1% of the dollar amounts redeemed. Where an account or group of accounts under one person's or entity's control request redemptions of shares exceeding $200,000 from any single Fund, the Fund may require that such redemptions be spread out over as many as three business days.

      INVESTOR SERVICES

DISTRIBUTION OPTIONS

      You may choose one of the following options when you open your account. You may change your option at any time by notifying us in writing.

      -- Dividends and capital gains distributions are reinvested in additional shares. (This option will be assigned if no other option is selected.)

      -- Dividends and short-term gains in cash and long-term capital gains reinvested in additional shares.

      --  Dividends and capital gain distributions in cash.

Automatic Exchanges


      You may request automatic monthly exchanges from one Fund to another. The minimum is $100 per Fund. Internet accounts may have different restrictions and procedures; consult the web site for details.


Systematic Withdrawal Plan


      You may request automatic monthly withdrawals from a Fund. The minimum withdrawal amount is $100 per month per Fund. Internet accounts may have different restrictions and procedures; consult the web site for details.


TAX CONSEQUENCES

      For federal income tax purposes, distributions of investment income (including dividends that are not qualified dividends and short-term gains) are taxable as ordinary income. Qualified dividends and long-term capital gain distributions are eligible for reduced income tax rates. Investments in foreign securities may be subject to foreign withholding taxes. Distributions are taxable even if reinvested unless the account is a qualified retirement plan. You should consult your tax advisor regarding the effect of any investment on your taxes.

      An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Statements and Reports


      You will receive activity confirmations and statements that show your account transactions. You will also receive the Trust's Annual and Semi-annual Reports. Duplicate statements to an advisor may be requested. Internet accounts will receive statements and reports electronically via emailed links.


Portfolio Holdings Information

            A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report filed on Form N-Q. The Annual and Semi-Annual Reports are available by contacting Shareholder Services at 1-800-332-7738 PIN 3370 or by writing STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

            Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

                                    POLICIES:

Fees for Special Services

      The Trust may charge a reasonable fee to your account for certain special services, such as wire redemption, special mailing requests and producing historical records.

DISTRIBUTION ARRANGEMENTS

      The Trust Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Time Limits For Crediting Purchases, Exchanges And Redemptions

      Orders received in proper order before the close of the New York Stock Exchange (generally 4:00 PM, Eastern Time) will be credited at the closing share price on that day. Otherwise, the transaction will be processed at the closing share price on the next trading day.

Accounts With Low Balances

      The Trust reserves the right to close accounts with balances low enough to cause extra expense, which would be detrimental to other shareholders. Generally, this applies to any Fund account with a balance less than $500 in any one Fund. If the Trust elects to exercise this right, and if your account falls into this category, a letter will be mailed to you giving you the option of adding to your account, exchanging shares of the Fund for shares in another Fund to meet the minimum, or closing it within 30 days.

Changes in Investment Minimums

      At any time, the Trust may change its investment minimums or waive minimums for certain types of purchases.

Joint Accounts

      Where two individuals are registered as owners, the Trust will designate the ownership as "joint tenants with rights of survivorship" unless specified otherwise. All registered owners must agree in writing to any ownership changes.

Right to Reject Orders

      The Trust reserves the right to reject purchase, exchange or redemption orders which it considers not properly requested or where there is some doubt as to whether the proper owner has made the request or where the order involves actual or potential harm to the Trust. Potential harm could be caused by excessive orders during periods of market volatility or by large redemption or exchange orders that adversely affect the Fund's ability to manage its assets. The Trust may also impose limitations on the size and frequency of exchanges to protect Shareholders from potential adverse effects of market timing.


Tools to Combat Frequent Transactions

            The board of Trustees has adopted policies and procedures to guard against frequent trading abuses by shareholders. Tools to combat frequent trading include the following:


            The Funds discourage excessive, short-term trading and other abusive trading practices that may harm the Fund's performance. The Funds are intended for long-term investors. Short-term traders who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs that are borne by all fund shareholders.

            The Funds use a variety of techniques to monitor and detect abusive trading practices, and may change these techniques from time to time as determined by the Funds in their sole discretion. The Funds reserve the right to reject any purchase order from any person the Fund believes has a history of abusive trading, or whose trading may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts that are under common control. Although the Funds try to identify and restrict frequent trading, in instances in which the Fund receives orders through financial intermediaries it is very difficult to know or detect frequent trading. Accordingly, the Fund also monitors the procedures and policies in place at such intermediaries in order to protect Fund shareholders from abusive short-term trading.

            Information regarding the policies of any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.


            The board of trustees has adopted policies and procedures on the following, which may be obtained from the Advisor at no charge or on the Funds' Internet site at www.staarfunds.com: Proxy Voting Policy and Fair Value Pricing Policy. In addition the board periodically monitors Fund activities to protect shareholders from abusive trading, conflicts of interest and other activities or issues that could adversely affect shareholders.

            The board of trustees annually reviews the Investment Portfolio Manager's agreement and the managers ownership of securities owned in the Fund(s)' portfolios. Additional information and/or discussion on this may be found in the Annual and Semi-annual reports of the Funds. The board also reviews the compensation and other accounts managed by the Portfolio manager(s). Additional information may be found in the Statement of Additional Information.


BROKERAGE ALLOCATION

      The Trustees and/or Manager may select brokers who execute purchases and sales of each Fund's securities and provide other brokerage and research services. The Funds are authorized to pay commissions to such brokers in excess of that which might be obtained with other brokers in recognition of services provided. Where a Fund owns other mutual funds, and such funds pay 12b-1 fees, these fees may be paid to brokers as part of their compensation. In 2005 100% of such commissions were received by Olde Economie Financial Consultants, Ltd. The Trustees may authorize use of a broker-dealer that may have a relationship with officers or employees of the Advisor, whereby commissions and 12b-1 compensation can be paid to such officers or employees. Such an arrangement existed during the past fiscal year with Andre Weisbrod.

PAGE 22 (Outside Back Cover)

Where to Learn More

Mailing Address: STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

Shareholder Services:  STAAR Financial Advisors, Inc.  800/332-7738 PIN 3371


E-mail Address: staarbase@aol.com


Web Site:  www.staarfunds.com

Statement of Additional Information (SAI)

      You may request the SAI, which contains more detailed information on all aspects of the Trust. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

      Additional information about the Funds' investments is available in the Trust's annual and semi-annual Reports to shareholders. In the Trust's annual or semi-annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year or semi-annual period.

      The SAI, reports and other information about the Funds can be obtained at no charge from Shareholder Services. Call 1-800-332-9076, PIN 3370, or write to the address above. The information requested will be mailed to you within 3 business days from the time the request is received by Shareholder Services.

      The SAI, reports and other information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. They may also be obtained or by calling the Commission's Public Reference Room (1-800-SEC-0330) or on the Commission's Internet Web Site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company act File Number 811-09152

Security & Exchange Commission Public Reference Room:  800-SEC-0330

Item 10 - COVER PAGE AND TABLE OF CONTENTS

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                           THE STAAR INVESTMENT TRUST

General Bond Fund (GBF)
Short Term Bond Fund (STBF)
Larger Company Stock Fund (LCSF)
Smaller Company Stock Fund (SCSF
International Fund (INTF)
AltCat Fund (ACF)

                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                                 (412) 367-9076

      This Statement of Information is not a prospectus. It relates to the Prospectus of the Staar Investment Trust (the "Trust") dated May 1, 2005, as supplemented from time to time.

      This Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus can be obtained by writing to the Trust at the above address or by telephoning the Trust at 1-800-33ASSET, P.I.N. 3370.

The prospectus and annual/semi-annual reports may be incorporated into this SAI by reference.


                                Date: May 1, 2006

THE STAAR INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                              Page
               PART B:

General Information And History                  1

Description of the Funds and
Their Investments and Risks                      1

Management of the Funds                          3

Control Persons and Principal Holders
    of Securities                                4

Investment Advisory and Other Services           4

Brokerage Allocation and Other Practices         4

Purchase, Redemption and Pricing of
 Securities Being Offered                        5

Tax Status                                       5

Calculation of Performance Data                  6

Other Information                                7

Financial Statements                             8

               PART C

Other Information                               22

Item 12 - HISTORY

      The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.

Item 12 - DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

      As described in the prospectus, the Trust consists of six series Funds, each of which has its own objectives, policies and strategies designed to meet different investor goals. The information below is provided as additional information to that already provided in the prospectus.

      The Funds are:

                                General Bond Fund (GBF)
                                Short Term Bond Fund (STBF)
                                Larger Company Stock Fund (LCSF)
                                Smaller Company Stock Fund (SCSF
                                International Fund (INTF)
                                AltCat Fund (ACF)

            Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies provide, in addition to those listed in the prospectus, as follows:

            (1) No Fund of the Trust issues different classes of securities or securities having preferences of seniority over other classes.

            (2) The Trust will not engage in Short Sales (borrowing stock from someone else and selling it in anticipation of the price going down, at which time it is repurchased and returned to the lender). However it is possible that managers of other open or closed end funds owned by a Trust Fund may employ short sales.

            (3) The Trust will not purchase securities with borrowed money (or margin). The Trustees can make limited purchases of shares of other mutual funds that utilize margin purchases provided that the total exposure to margin in any of the Trust's Funds does not exceed 5% of net asset values. In general, the policy of the registrant is to avoid debt. It will not borrow money, except where it would become necessary to allow the Trust to maintain or improve its day-to-day operations in the interest of Fund shareholders. For that purpose, the Trust may obtain a line of credit or obtain specific financing from a bank, other financial institution or individual(s).

            (4) The Trust will not act as an underwriter of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a statutory underwriter for the purposes of the Securities Act of 1933.

            (5) Except for investments in the mutual fund or Investment Company industry, the Funds will not make investments that will result in a concentration (as that term is defined in the 1940 act or any rule or order under that Act) of its investment securities of issuers primarily in the same industry; provided that this restriction does not limit the investment of the fund assets in obligations issued or guaranteed by the U.S. Government, its agencies or in tax-exempt securities or certificates of deposit.

            (6) The purchase of real estate is permitted in the AltCat (ACF) Fund. The majority of any real estate holdings, if any, will be in Real Estate Investment Trust (REITs) and / or real estate-oriented mutual funds, thereby preserving a high degree of liquidity that is not possible with other forms of real estate ownership. However, if a special situation arises which the Trustee considers to be advantageous to the Fund, a real estate asset with limited liquidity may be owned as long as it does not exceed five percent (5%) of the total value of the Fund at the time of purchase. If other assets decline in value so as to force such an asset to exceed five percent (5%), the Trustees will attempt to sell the asset if a favorable price can be obtained. However, if it is not in the best interest of the shareholders the Trustee may delay such sale until a more favorable time.

            The purchase of real estate mortgage loans is permitted in the Bond Funds (GBF and STBF) and the AltCat Fund (AFC). Such mortgages will generally be in government agency backed loans such as GNMA ("Ginnie Mae") loans. However, a minority of mortgage securities owned by a Fund may be in non-government agency backed loans.

            (7) Commodities and Precious Metals or securities and contracts deriving their value from Commodities and Precious Metals may be purchased only in the AltCat Fund and not in the other Funds.

            (8) Trust Funds may not loan cash or portfolio securities to any person. However, this does not prevent managers of other mutual funds owned by a fund from making such loans within their portfolios.

            (9) The Trust and any managers it employs may use Derivatives, which are financial instruments which derive their values from the performance of another security, assets or index. Derivatives include options and future contracts.

            The writing of Put and Call options are permitted by the Trust and any managers it may employ. However, the use of such options is to represent a minority of any managers activity, and will be employed in a conservative manner to protect a profit or offset losses in the event of projected significant price reductions. The Trustees or a manager employed by them may purchase a Put, which provides the right to sell a security to another party at a predetermined price within a period of time. Similarly a Call option may be purchased which provides the right to purchase a security at a predetermined price within a period of time. A Call option may also be sold to another party. Such options will be "covered", meaning the Fund owns an amount of the underlying security equal to or greater than the amount of the security represented in the option. Put options will not be sold because, in the Advisor's opinion, they expose a Fund to additional risk, which The Trustees wish to avoid. Similarly, options based upon indexes or other assets, such as commodities, may be purchased to protect a portfolio, but not sold where a Fund would be required to pay cash to another party based upon a future price change. Any mutual funds owned by a Fund will be screened to determine if such mutual funds' policies on options, futures, margin or other strategies differ greatly from that of the Trust; however, the Trustees will not be able to control the use of such strategies by mutual funds. Therefore, at any given time a Fund's risk could be increased to the extent managers of other mutual funds employ these kinds of strategies in a manner inconsistent with the Trust's policies.

            (10) The Funds may take temporary investment positions when the manager(s) believes the market or economy is experiencing excessive volatility or when such volatility is considered a significant risk. These investments may include, but are not limited to, cash and cash equivalents, money market instruments or funds and U.S. Treasury obligations. Under such circumstances the Fund(s) may be unable to pursue their investment goals.

            (11) There are no restrictions regarding portfolio turnover. While the trust recognizes that a higher portfolio turnover will, in most cases, increase expenses, there are times when a high turnover may be justified, either to protect a portfolio against certain kinds of risks or to take advantage of opportunities presented by market conditions. In general, the Trust's objective is to keep expenses, and, therefore, turnover, as low as possible. This objective will be considered when screening other mutual funds for possible inclusion in a Fund's portfolio.

            The Trust has certain non-fundamental policies which may be changed by the Trustees. Among these are the following:

            1) No Fund may invest in securities for the purpose of exercising control over or management of an issuer; or

            2) purchase securities of a closed-end or other investment company where the shares are not registered in the United States pursuant to applicable securities laws.

            3) The Fund portfolios shall each not invest more than 10% of the value of its respective total assets in illiquid securities or other illiquid assets.

Item 13 - MANAGEMENT OF THE FUNDS

      Trustees

      The board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.


                              TERM OF OFFICE
          NAME                AND LENGTH OF         POSITION HELD          PRINCIPAL OCCUPATION(S)
       & ADDRESS              TIME SERVED           WITH REGISTRANT        DURING PAST 5 YEARS
    J. Andre Weisbrod,        Indeterminate / 10    Trustee ,              President, STAAR
2669 Hunters Point Dr.        Years                 Interested Director    Financial Advisors, inc.,
Wexford, PA 15090, Age                              DELETE>>               (Investment Adviser to
56                                                  Chairman               the Trust)
                                                    <<DELETE

    Jeffrey A. Dewhirst,      Indeterminate / 10    Trustee, Secretary,    Investment Banker,
509 Glen Mitchel Rd,          Years                 Independent            Principal, Dewhirst
Sewickley, PA 15143,                                Director               Capital Corporation
Age 56

    Thomas J. Smith,          Indeterminate / 4     Trustee,               Advertising/marketing
736 Beaver St., Sewickley,    Years                 Independent            Consultant
PA 15141, Age 67                                    Director

    Richard Levkoy,           Indeterminate / 4     Trustee,               Accountant
1122 Church St.,              Years                 Independent
Ambridge, PA 15003, Age                             Director,
53                                                  Chairman of Audit
                                                    Committee


On February 17, 2005, John H. Weisbrod resigned as a board member and was conferred "emeritus" status.

Compensation


      Each Trustee was compensated as follows in 2005.

               $ 500 Quarterly for Board Meetings and other service connected with the Board.
               $ 100 Quarterly for serving as Chairman or on a committee. Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.


Indemnification

            The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.


Members of the board and officers of the Trust owned Fund Shares as follows:

            Mr. J. Andre Weisbrod :

Fund           % Owned
GBF            0.09%
STBF           0.17%
LCSF           0.14%
SCSF           0.14%
INTF           0.16%
ACF            0.23%

            Mr. Weisbrod is the only non-independent director; no other board members have any beneficial ownership of any of the Funds.

Committes

            Due to the small size of the board, there is only one committee, the Audit Committee. Functions that might be fulfilled on loarger boards by additional committees have been adequately fulfilled by the entire board.

            The audit committe is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds. The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds. The committee met three times in 2005 to engage in these previously oversight activities.

Item 14 - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES There are no Control Persons or Principal Holders to report.

Item 15 - INVESTMENT ADVISORY AND OTHER SERVICES

            The Advisor to the Trust is STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237. The President and principal owner of SFA is J. Andre Weisbrod. He is also on the Board of Trustees of the STAAR Investment Trust. Rick Katterson and John Toth, who are owners of an affiliated broker-dealer , Olde Economie Financial Consultants, Ltd., also own 5% or more of the Advisor.


            Fees to be paid to the Advisor by terms of the Advisory Agreement (including "management-related service contract" provisions) are as follows:

       Monthly Rate*   Annualized*   2003 Amount Paid   2004 Amount Paid   2005 Amount Paid**
GBF        .0416%          .50%           24,964             16,318              12,414
STBF       .0333%          .40%            6,311              2,627               3,469
LCSF       .0750%          .90%           28,088             40,721              56,116
SCSF       .0750%          .90%           29,407             45,042              60,454
INTF       .0750%          .90%           19,162             31,343              50,277
ACF        .0750%          .90%           13,611             23,661              36,979

            *These are maximum fees and are accrued daily and paid at the closing of the last business day of the month. **The Advisor voluntarily waived fees in 2005 of $.02 per share for the GBF and $.03 per share for the STBF.


            Mr. J. Andre Weisbrod serves as portfolio manager for each of the six series Funds. Mr. Weisbrod also manages discretionary accounts for private clients and advises other clients on a non-discretionary basis. Total assets under discretionary management arrangements at the end of 2005 were $7.45 million among eleven individual clients. Non-discretionary account assets advised were over $15 million. These activities may require decisions and/or advice to change allocations of an individual's account among any STAAR Funds holdings such account may have. Mr. Weisbrod owned between $35,000 and $50,000 of STAAR Funds shares during 2005.


      Under the Advisory Agreement and fees listed above, SFA also provides, directly or indirectly, and pays for other services. These include transfer agency, shareholder services, custody services, fund accounting, compliance, printing, advertising and general overhead.

      Item 15 E: Other Investment Advice. Beginning in 2002, the Advisor engaged Rick Katterson, CEO of Olde Economie Financial Consultants, Ltd., to regularly provide information and recommendations pertinent to the Trust's investment strategies. Mr. Katterson provides technical analysis, macroeconomic insights and consultation regarding specific investment vehicles. He does not have trading authority. The Advisor has compensated Mr. Katterson with stock options in the Advisor company.

TRANSFER AND DIVIDEND-PAYING AGENT

      STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237.

CUSTODIAN

      The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Pkwy, Suite 125, Birmingham, AL 35209

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Carson & Co., LLC, 201 Village Commons, Sewickley, PA 15143

Item 16 - BROKERAGE ALLOCATION AND OTHER PRACTICES

            Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use.

            It is anticipated that the Trust will use Mr. J. Andre Weisbrod, President of the Advisor, as a broker for a portion of the Trust's transactions. It is anticipated that, over time, the fees paid by the Trust to the Advisor may be less due to Mr. Weisbrod's ability to receive income from a portion of the Trust's transactions, including 12b-1 fees paid by some mutual funds owned by Trust Funds. Mr. Weisbrod is currently affiliated as a registered representative with Olde Economie Financial Consultants, Ltd. 511 State St., Baden, PA 15005. Prior to 7/1/98 he was affiliated with Hornor Townsend & Kent, 600 Dresher Rd., STE C2C, Horsham, PA 19044.

            The criteria for selection of broker-dealers will include convenience, reasonableness of commissions, availability and selection of securities (i.e mutual fund selling agreements, bond inventories and access to exchanges), and value-added services provided (i.e. research and reports). At least once every two years, commission structures will be compared with at least two representative firms, including a full-service brokerage and a discount brokerage not currently used by the Trust. If the Trustees determine that any broker(s) currently used are not reasonable with regard to price and service, a change of such brokers will be made unless more favorable arrangements can be obtained.

Brokerage Commissions Paid


Fund                Broker-Dealer                 2001    2002    2003    2004    2005    % of Comm Pd 2005
GBF    Olde Economie Financial Consultants, Ltd   2,362   1,898   3,732   1,016     289          100%

STBF   Olde Economie Financial Consultants, Ltd     850     610     685     610     273          100%

LCSF   Olde Economie Financial Consultants, Ltd   4,189   7,694   2,026   9,143   8,757          100%

SCSF   Olde Economie Financial Consultants, Ltd   4,531   2,666   1,808   9,682   9,488          100%

INTF   Olde Economie Financial Consultants, Ltd   3,304   2,450   1,646   7,843   7,581          100%

ACF    Olde Economie Financial Consultants, Ltd   2,242   1,600   1,544   5,600   5,267          100%


NOTE: Commissions and payments to broker-dealers are estimated. Certain bonds may have been purchased where amounts are not available on confirmation statements or they are built into the initial offerings. 12b-1 "trailer" fees to broker-dealers are estimates only because they are reported by funds in groups not broken down by client. 12b-1 fees paid by underlying mutual funds owned by the Trust generally do not result in an increase in cost to the STAAR Funds' shareholders. Since the Advisor makes every effort to purchase all underlying mutual funds at net asset value, the STAAR Investment Trust Funds would have paid the same price for such mutual funds whether 12b-1 commissions were paid to a broker dealer or not.

      12b-1 Plan

      Effective September 3, 1998 the Trust has adopted a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board of trustees and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

      Among the activities to which 12b-1 expenses may be allocated are advertising, printing and mailing prospectuses to non-shareholders and compensation to broker-dealers for sales of shares and services to the Trust and shareholders. 12b-1 expenses may not exceed .25% of a Fund's average net assets annually. Any 12b-1 fees paid by the Trust, as a percentage of net assets, for the previous year are listed In the prospectus under "Trust Expenses". Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Security Dealers, Inc.


      In 2005 the majority of 12b-1 fees were used to compensate broker-dealers for distribution and service of Fund Shares. Some 12b-1 monies were used for Advertising. Total amounts were paid as follows:

             Purpose or Payee               GBF   STBF   LCSF    SCSF    INTF    ACF
Olde Economie Financial Consultants, Ltd.   430   683    4,321   4,336   5,250   4,644
Advertising                                 474   118      985   1,087     798     587

      Note: No 12b-1 compensation from the STAAR Funds is paid to Mr. J. Andre Weisbrod.


Item 17 - CAPITAL STOCK AND OTHER SECURITIES

      There is only one class of shares issued by the trust. Each share has equal rights regarding voting, distributions and redemptions.

Rights cannot be modified other than by a majority vote of shares outstanding.

Item 18 - PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

      Detailed information on Purchase and Redemption of Shares as well as Pricing is included in the Prospectus. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

Item 19 - TAX STATUS

      The series Funds within the Trust intend to qualify as management investment companies for purposes of Subchapter M of the Internal Revenue Code and expect to be treated as a regulated investment company for income tax purposes.

Item 20 - UNDERWRITERS

   There are no underwriters of the Funds.

Item 21 - CALCULATION OF PERFORMANCE DATA

      Each Fund's performance will be calculated on a Total Return basis, which is the sum of any income paid and any realized or unrealized gain or loss of principal. From time to time, the Funds may publish their average total returns for periods of time. The formula for calculating such returns is as follows:

                                    P(1 + T)n = ERV

                  where:

                           P = a hypothetical initial payment of $10,000

                           T = average annual total return

                           n = number of years
                           ERV = ending redeemable value of a hypothetical
                    $10,000 payment made at the beginning at the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portions thereof) Other time periods may be used from time to time.

            Dividends and capital gains are assumed to be reinvested.

          Total Return Performance Since May 28, 1998 Public Inception


                               GBF        STBF        LCSF       SCSF         INTF        ACF
Payment                      $ 10,000   $ 10,000    $ 10,000   $  10,000   $   10,000   $  10,000
Av. Annualized Tot Ret           4.79%      5.29%       4.63%       9.31%        4.51%       5.48%
Years: 5/28/97 to 12/31/05       8.59       8.59        8.59        8.59         8.59        8.59
Ending Value                 $ 14,950   $ 15,575    $ 14,750   $  21,484   $  14,612    $  15,820


Where Yield is calculated, the following formula is used:

                       YIELD = 2*[(((a-b)/cd) + 1) (Exponent sign) 6 - 1]

                  where:

                  a = dividends and interest earned during the period.

                  b = expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.


            Yield Calculation 30 Days Ended 12/31/2005


                                          GBF        STBF        LCSF        SCSF        INTF          ACF
Divs & Int Earned                         7,049       3,137      24,361      19,511       54,905       22,298
Expenses  Accrued                         1,385         562       7,160       6,647        6,490        4,783
Avg. Shrs. Outstanding                  176,659     106,198     366,508     311,519      355,007      234,578
Max Offer price end of Period             10.06        9.21       13.14       14.85        13.54        14.28

 SEC 30 Day Yield                          3.86%       3.18%       4.33%       3.36%       12.40%        6.36%


      NOTE: Since the LCSF, SCSF, INTF and ACF tend to receive most of their income in December, the 30 day yields may overstate the annualized yields.

      OTHER INFORMATION

      The Prospectus and this Statement of Additional Information do not contain all of the information contained in the Trust's registration Statement. The Registration Statement and its exhibits may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

      Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other document referred to are not necessarily complete and reference is made to the copy of the agreement or document filed as an exhibit to the Registration Statement for their complete and unqualified contents.

Item 22 - FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Trustees
Staar Investment Trust

We have audited the statements of assets and liabilities, including the schedules of investments, of Staar Investment Trust (comprising, respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund) as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the periods indicated. These financial statements and selected per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Staar Investment Trust, as of December 31, 2005, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their selected per share data and ratios for the periods indicated, in conformity with U.S. generally accepted accounting principles.

Carson & Co, LLC
Sewickley, Pennsylvania
February 22, 2006

                             STAAR INVESTMENT TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                             STAAR INVESTMENT TRUST
                        STATEMENT OF ASSETS & LIABILITIES
                                   12/31/2005

                                                      GBF           STBF          LCSF          SCSF          INTF          ACF
Assets
Investments in Securities at Value Identified     1,767,128        978,256     4,782,117     5,021,965     4,745,961      3,435,143
Accounts Receivable - Other                               0              0         5,431         5,429         5,431         10,840
Interest Receivable                                  24,767          5,577           152            23           147            117
Total Assets                                      1,791,895        983,833     4,787,699     5,027,417     4,751,539      3,446,100

Liabilities
Accounts Payable for Securities                           0              0             0             0             0              0
Accounts Payable - Other                                266            167         1,083         1,120         1,202            930
Total Liabilities                                       266            167         1,083         1,120         1,202            930

Net Assets                                        1,791,629        983,664     4,786,617     5,026,297     4,750,337      3,445,170

Shares of Beneficial Interest Outstanding       178,164.615    106,841.164   364,351.604   338,441.551   350,923.440    241,226.218
Net Asset Value Per Share                           10.0560         9.2068       13.1372       14.8513       13.5367        14.2819

NOTE: The accompanying notes are an integral part of these financial statements.

1     GENERAL BOND FUND Portfolio Valuation Date 12/31/2005

                                General Bond Fund
                       Portfolio Valuation* as of 12/30/05

                                                             SHARES OR
                                                             PRINCIPAL                                                    UNREALIZED
                                 POSITION                     AMOUNT    UNIT COST  PRICE      COST      VALUE    PERCENT  GAIN/LOSS
                                 --------                    ---------  ---------  ------  ---------  ---------  -------  ----------
CASH & EQUIVALENTS

      Northside Bank 12b-1 Cash                                 7,464      1.00      1.00      7,464      7,464     0.4%         0
      Trust Company STAAR Accessor US Gov't                    12,646      1.00      1.00     12,646     12,646     0.7%         0
      ProFunds Money Market Srv                                28,622      1.00      1.00     28,622     28,622     1.6%         0
      Savings Fidelity Escrow Account                             500      1.00      1.00        500        500     0.0%         0
                                                             ---------  ---------  ------  ---------  ---------  -------  --------
                                                  Subtotal                                    49,232     49,232     2.8%         0
GOVERNMENT AGENCY OBLIGATIONS

       Fed Nat'l Mtg Assoc 3.66 4/30/08 c'06                  200,000    100.21     97.61    200,430    195,220    11.0%    -5,210
       Fed Nat'l Mtg Assoc 5.125 4/22/13 c'06                  50,000    101.53     98.60     50,766     49,300     2.8%    -1,466
       Fed Nat'l Mtg Assoc 2.625 10/01/07 c'06                175,000     99.71     96.47    174,501    168,823     9.6%    -5,678
       Fedl Farm Cr Bank 5.35 due 12/11/08                    100,000     99.34    101.73     99,340    101,730     5.8%     2,390
       Fedl Home Ln Bank Bond 5.355 1/05/09                    50,000     98.11    101.89     49,053     50,945     2.9%     1,892
       Fedl Home Ln Bank Bond 5.785 4/14/08                    50,000    101.08    102.25     50,539     51,125     2.9%       586
       Fedl Home Ln Bank Bond 3.17 9/11/07 c'06               125,000    100.05     97.47    125,061    121,838     6.9%    -3,224
       Fedl Home Ln Bank Bond 3.82 6/01/07 c'06               100,000    100.53     98.70    100,531     98,700     5.6%    -1,831
       Fedl Home Ln Bank Bond 4.5 8/17/09 c'06                100,000    100.02     99.00    100,020     99,000     5.6%    -1,020
       Fedl Home Ln Mtg Corp Deb 5.125 10/15/08               130,000     99.21    101.03    128,976    131,339     7.4%     2,363
       Fedl Home Ln Mtg Corp Deb 5.25 1/15/06                  80,000    100.14    100.01     80,108     80,008     4.5%      -100

                                                             ---------  ---------  ------  ---------  ---------  -------  --------
                                                  Subtotal                                 1,159,324  1,148,028    65.0%   -11,297
CORPORATE OBLIGATIONS

       AOL Time Warner 6.125 4/15/06                           50,000    100.46    100.30     50,230     50,150     2.8%       -80
       Capital One Bank 6.875 2/1/06                          100,000    100.08    100.16    100,082    100,160     5.7%        78
       CIT Group 6.5 2/7/06                                   100,000    100.29    100.16    100,295    100,160     5.7%      -135
       CP&L Energy 5.95 3/01/09                                50,000     98.81    102.56     49,403     51,280     2.9%     1,877
       Ford Motor Cr 7.75 due 2/15/07                         100,000    100.81     96.54    100,809     96,540     5.5%    -4,269
       GMAC 4.375 12/10/07                                     80,000     94.94     88.86     75,951     71,088     4.0%    -4,863
       Haliburton 6.0 8/1/06                                  100,000    100.41    100.49    100,408    100,490     5.7%        82

                                                             ---------  ---------  ------  ---------  ---------  -------  --------
                                                  Subtotal                                   577,179    569,868    32.2%    -7,311

                                                                                           =========  =========  =======  ========
                                                                         TOTALS            1,785,735  1,767,128   100.0%   -18,608

----------
* Does not include accrued income or expenses.

      The accompanying notes are an integral part of these financial statements.

      Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

SHORT TERM BOND FUND Portfolio Valuation Date 12/31/2005

                              Short-Term Bond Fund
                       Portfolio Valuation* as of 12/30/05

                                                          SHARES OR
                                                          PRINCIPAL                                                      UNREALIZED
                          POSITION                         AMOUNT     UNIT COST  PRICE      COST      VALUE    PERCENT   GAIN/(LOSS)
                          --------                        ---------   ---------  -----     -------   -------   -------   ----------

CASH & EQUIVALENTS

       Northside Bank 12b-1 Cash                           146,502       1.00     1.00     146,502   146,502    15.0%            0
       Trust Company STAAR Accessor US Gov't                 2,625       1.00     1.00       2,625     2,625     0.3%            0
       Savings Fidelity Escrow Account                         300       1.00     1.00         300       300     0.0%            0
                                                          --------    -------    -----     -------   -------   -----     ---------
                                                Subtotal                                   149,427   149,427    15.3%            0
US TREASURY AND GOVERNMENT AGENCY OBLIGATIONS

       Fed'l Farm Cr Bk 3.59 5/11/07 c'06                   35,000      99.74    98.48      34,909    34,468     3.5%         (441)
       Fed'l Home Ln Bank 2.45 12/19/06 c'06                25,000      99.88    97.81      24,970    24,453     2.5%         (518)
       Fed'l Home Ln Bank 3.82 06/01/07 c'06               100,000     100.54    98.70     100,535    98,700    10.1%       (1,835)
       Fed'l Home Ln Bank 3.375 10/30/07 c'06               35,000      98.51    97.63      34,479    34,171     3.5%         (309)
       Fed'l Home Ln Bank 4.3 5/09/08                      100,000     100.02    98.71     100,024    98,710    10.1%       (1,314)
       Fed'l Home Ln Bank 4.0 9/03/08 c'06                  50,000      99.78    98.05      49,889    49,025     5.0%         (864)
       Fed'l Home Ln Bank 4.05 12/16/08 c'06                50,000      99.62    97.95      49,810    48,975     5.0%         (835)
       Fed'l Home Ln Bank 3.39 6/08/07 NC                   50,000      99.37    98.13      49,685    49,065     5.0%         (620)
       Fed'l Home Mtg Corp 3.65 5/16/08 c '06              130,000      99.02    97.54     128,724   126,802    13.0%       (1,922)
                                                          --------    -------    -----     -------   -------   -----     ---------
                                                Subtotal                                   573,026   564,369   57.69%       (8,658)
CORPORATE OBLIGATIONS

       Gen Motors Corp Nts 7.1 03/15/06                     20,000     100.44    99.25      20,089    19,850     2.0%         (239)
       GMAC Sm Nt 2.65 3/15/06                              50,000     100.00    98.18      50,002    49,090     5.0%         (912)
       GMAC Sm Nt 3.30 09/15/06                             50,000     100.03    93.85      50,013    46,925     4.8%       (3,088)
       Hertz Corp 6.625 5/15/08 NC                          50,000     100.23   102.12      50,116    51,060     5.2%          944
       John Hancock Life 3.0 9/15/07                        50,000     100.04    96.70      50,022    48,350     4.9%       (1,672)
       SAFECO Corp 4.2 2/1/08 NC                            50,000     100.37    98.37      50,183    49,185     5.0%         (998)
                                                          --------    -------    -----     -------   -------   -----     ---------
                                                Subtotal                                   270,426   264,460    27.0%       (5,966)

                                                                                           =======   =======   =====     =========
                                                                       TOTALS              992,879   978,256   100.0%      (14,624)

----------
* Does not include accrued income or expenses.

      The accompanying notes are an integral part of these financial statements.

      Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

3     LARGER COMPANY STOCK FUND Portfolio Valuation Date 12/31/2005

                            Larger Company Stock Fund
                       Portfolio Valuation* as of 12/30/05


                                                                                                                        UNREALIZED
                               POSITION               SHARES   UNIT COST  PRICE      COST         VALUE      PERCENT    GAIN/(LOSS)
                               --------               ------   ---------  ------   ---------    ---------    -------    ----------
CASH & EQUIVALENTS

       Northside Bank 12b-1 Cash                       2,826      1.00      1.00       2,826        2,826      0.1%              0
       Trust Co. STAAR Accessor US Gov't              42,951      1.00      1.00      42,951       42,951      0.9%              0
       ProFunds Money Market Srv                      48,260      1.00      1.00      48,260       48,260      1.0%              0
       Savings Fidelity Escrow Account                 1,100      1.00      1.00       1,100        1,100      0.0%              0
                                                      ------   -------    ------   ---------    ---------    -----      ----------
                                        SUBTOTAL                                      95,136       95,136      2.0%              0
U.S. LARGER CO. STOCK FUNDS

       Dodge & Cox Stock Fund                          2,243    109.00    137.22     244,477      307,784      6.4%         63,308
       Dreyfus Premier Intrinsic Value T              12,515     18.19     21.08     227,684      263,810      5.5%         36,125
       Franklin Rising Dividends A                    15,804     24.84     32.38     392,511      511,731     10.7%        119,220
       Fundamental Investors Fund A                   14,271     29.50     35.40     421,013      505,191     10.6%         84,178
       iShares S&P 500/Barra Value Index Fund          1,000     63.05     65.05      63,048       65,050      1.4%          2,003
       iShares S&P 100 Index Fund                        600     57.02     56.99      34,211       34,193      0.7%            (18)
       Mairs & Power Growth Fund                       6,908     22.81     71.69     157,563      495,263     10.4%        337,700
       ProFunds Biotech UltraSector Srv                  438     57.11     55.84      25,000       24,444      0.5%           (556)
       ProFunds Mobile Communications Ultra Srv        1,270     20.01     18.39      25,409       23,356      0.5%         (2,052)
       ProFunds UltraBull Srv                          1,841     54.33     53.49     100,000       98,454      2.1%         (1,546)
       Putnam Fund For Growth & Income                25,356     18.37     19.73     465,745      500,281     10.5%         34,536
       Torray Fund                                    10,822     37.49     39.02     405,710      422,284      8.8%         16,575
       Washington Mutual Investors Fund A             10,407     28.04     30.84     291,850      320,954      6.7%         29,105
                                                      ------   -------    ------   ---------    ---------    -----      ----------
                                        SUBTOTAL                                   2,854,219    3,572,796     74.7%        718,577

U.S. MID-CAP LARGER CO. STOCK FUNDS

       Calamos Growth A                                7,650     38.21     55.06     292,286      421,228      8.8%        128,942
       iShares Russell Midcap Growth Index Fd            900     83.65     93.96      75,284       84,564      1.8%          9,280
       iShares Russell Midcap Value Index Fd           1,300     97.43    124.42     126,664      161,746      3.4%         35,082
       Navellier MidCap Growth                        12,641     20.66     29.25     261,139      369,746      7.7%        108,606
       ProFunds Ultra Mid-Cap Srv                      1,864     39.66     41.25      73,933       76,901      1.6%          2,968
                                                      ------   -------    ------   ---------    ---------    -----      ----------
                                        SUBTOTAL                                     829,306    1,114,185     23.3%        284,879

                                                                                   =========    =========    =====      ==========
         TOTALS                                                                    3,778,662    4,782,117      100%      1,003,457

----------------
* Does not include accrued income or expenses.

      The accompanying notes are an integral part of these financial statements.

      Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

4     SMALLER COMPANY STOCK FUND Portfolio Valuation 12/31/2005

                           Smaller Company Stock Fund
                       Portfolio Valuation* as of 12/30/05


                                                                                                                        UNREALIZED
                            POSITION                  SHARES    UNIT COST  PRICE     COST         VALUE       PERCENT   GAIN/(LOSS)
                            --------                  -------   ---------  -----   ---------    ---------     -------   ----------
CASH & EQUIVALENTS

      Northside Bank 12b-1 Cash                         3,486      1.00     1.00       3,486        3,486       0.1%             0
      Trust Co. STAAR Accessor US Gov't                10,649      1.00     1.00      10,649       10,649       0.2%             0
      ProFunds Money Market                               166      1.00     1.00         166          166       0.0%             0
      Savings Fidelity Escrow Account                   1,200      1.00     1.00       1,200        1,200       0.0%             0
                                                      -------   ---------  -----   ---------    ---------     -----     ----------
                                     SUBTOTAL                                         15,501       15,501       0.3%             0
U.S. SMALLER MID-CAP STOCK MUTUAL FUNDS

       Columbia Acorn Z Fund                           24,686     18.94    28.17     467,643      695,404      13.8%       227,761
       Hennessy Cornerstone Growth                     10,138     16.15    19.36     163,721      196,278       3.9%        32,557
                                                      -------   ---------  -----   ---------    ---------     -----     ----------
                                     SUBTOTAL                                        631,364      891,682      17.8%       260,318
U.S. SMALLER CO. STOCK MUTUAL FUNDS

       FBR Small Cap Value A                            5,632     39.92    42.06     224,862      236,890       4.7%        12,028
       Franklin SmallCap Value A                       18,181     28.74    40.24     522,438      731,590      14.6%       209,151
       iShares S&P SC 600/Barra Value Index Fd          1,200     52.04    63.88      62,444       76,656       1.5%        14,212
       Munder Small Cap Value A                        11,924     25.27    27.34     301,347      326,015       6.5%        24,668
       ProFunds Ultra Small-Cap Srv                     6,635     24.12    24.05     160,000      159,567       3.2%          (433)
       Royce Opportunity Fund                          49,445      8.40    12.29     415,196      607,680      12.1%       192,484
       Value Line Emerging Opps                         5,759     20.45    28.05     117,790      161,526       3.2%        43,736
       Wasatch Small Cap Value                        151,691      4.70     5.01     712,245      759,973      15.1%        47,728
                                                      -------   ---------  -----   ---------    ---------     -----     ----------
                                     SUBTOTAL                                      2,516,321    3,059,897      60.9%       543,575
U.S. MICROCAP STOCK MUTUAL FUNDS

       Bjurman & Barry Micro Cap Growth                10,889     25.85    30.69     281,448      334,175       6.7%        52,727
       Franklin MicroCap Value                         19,484     22.43    36.99     436,929      720,710      14.4%       283,781
                                                      -------   ---------  -----   ---------    ---------     -----     ----------
                                     SUBTOTAL                                        718,377    1,054,885      21.0%       336,507

                                                                                   =========    =========     =====     ==========
         TOTALS                                                                    3,881,563    5,021,965       100%     1,140,401

----------------
* Does not include accrued income or expenses.

      The accompanying notes are an integral part of these financial statements.

      Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

5     INTERNATIONAL FUND Portfolio Valuation Date 12/31/2005

                               International Fund
                       Portfolio Valuation* as of 12/30/05

                                                                                                                         UNREALIZED
                               POSITION                     SHARES  UNIT COST  PRICE     COST        VALUE     PERCENT   GAIN/(LOSS)
                               --------                     ------  ---------  -----   ---------   ---------   -------   ----------
CASH & EQUIVALENTS

       Northside Bank 12b-1 Cash                             2,809     1.00     1.00       2,809    2,809.34      0.1%            0
       Trust Company STAAR Accessor US Gov't                18,822     1.00     1.00      18,822   18,821.94      0.4%            0
       Savings Fidelity Escrow Account                       1,100     1.00     1.00       1,100    1,100.00      0.0%            0
                                                            ------  ---------  -----   ---------   ---------   ------    ----------
                                                SUBTOTAL                                  22,731      22,731      0.5%            0
INTERNATIONAL STOCK MUTUAL FUNDS

       AF Europacific Fund                                  16,411    32.91    41.10     540,057     674,504     14.2%      134,447
       CS International Focus Fund                          17,816    12.60    14.05     224,396     250,315      5.3%       25,918
       Harbor International                                 10,026    29.75    49.32     298,244     494,460     10.4%      196,217
       iShares MSCI Australia Index Fd                       5,000    17.61    18.81      88,056      94,050      2.0%        5,994
       iShares MSCI Japan Index Fd                          15,000    11.93    13.52     178,925     202,800      4.3%       23,875
       iShares MSCI Malaysia Index Fd                        6,000     7.26     6.82      43,541      40,920      0.9%      (2,621)
       iShares MSCI South Korea Index Fd                     1,000    30.32    44.75      30,319      44,750      0.9%       14,431
       iShares MSCI Spain Index Fd                           1,000    25.40    36.17      25,400      36,170      0.8%       10,771
       iShares MSCI Taiwan Index Fd                          4,000    11.72    12.48      46,863      49,920      1.1%        3,057
       iShares MSCI Emerging Markets Index Fd                  500    81.51    88.25      40,757      44,125      0.9%        3,368
       Marsico Int'l Opportunities                          36,237     9.81    14.21     355,494     514,930     10.8%      159,436
       Putnam International Capital Opportunities A         23,722    17.11    28.71     405,973     681,050     14.4%      275,077
       Templeton Foreign Fund A                             38,186     9.51    12.68     363,037     484,192     10.2%      121,155
                                                            ------  ---------  -----   ---------   ---------   ------    ----------
                                                SUBTOTAL                               2,641,062   3,612,186     76.1%      971,125
DEVELOPING MARKETS MUTUAL FUNDS

       Dreyfus Premier Emerging A                           18,854    13.94    21.62     262,846     407,619      8.6%      144,773
       Templeton Developing Markets Trust A                 30,035    12.81    23.42     384,858     703,425     14.8%      318,566
                                                            ------  ---------  -----   ---------   ---------   ------    ----------
                                                SUBTOTAL                                 647,704   1,111,044     23.4%      463,339

                                                                                       =========   =========   ======    ==========
         TOTALS                                                                        3,311,498   4,745,961    100.0%    1,434,464

----------
* Does not include accrued income or expenses.

      The accompanying notes are an integral part of these financial statements.

      Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

6    ALTCAT FUND Portfolio Valuation 12/31/2005

                                   AltCat Fund
                       Portfolio Valuation* as of 12/30/05


                                                                                                                         UNREALIZED
    POSITION                                                SHARES   UNIT COST   PRICE    COST        VALUE     PERCENT  GAIN/(LOSS)
    --------                                                ------   ---------  ------  ---------   ---------   -------  ----------
CASH & EQUIVALENTS

       Northside Bank 12b-1 Cash                             1,983       1.00     1.00      1,983       1,983     0.1%          0
       Trust Company STAAR Accsessor US Gov't               22,401       1.00     1.00     22,401      22,401     0.7%          0
       ProFunds Money Market                                24,648       1.00     1.00     24,648      24,648     0.7%          0
       Savings Fidelity Escrow Account                         800       1.00     1.00        800         800     0.0%          0
                                                            ------   --------   ------  ---------   ---------   -----    --------
                                                SUBTOTAL                                   49,832      49,832     1.5%          0
US MID-CAP LARGER CO. STOCK MUTUAL FUNDS

       iShares Russell Midcap Growth Index                   2,250      80.98    93.96    182,215     211,410     6.2%     29,195
       iShares Russell Midcap Value Index Fund                 700     114.51   124.42     80,157      87,094     2.5%      6,938
       iShares S&P 500/Barra Value Index Fund                1,000      56.10    65.05     56,098      65,050     1.9%      8,952
       ProFunds Ultra Mid-Cap Srv                            1,089      36.96    41.25     40,252      44,923     1.3%      4,671
       Muhlenkamp Fund                                       3,561      48.04    84.44    171,063     300,695     8.8%    129,632
                                                            ------   --------   ------  ---------   ---------   -----    --------
                                                SUBTOTAL                                  529,785     709,172    20.6%    179,388
US SMALLER CO. STOCK MUTUAL FUNDS

       iShares S&P SC 600/Barra Value Index Fund             2,400      56.39    63.88    135,338     153,312     4.5%     17,974
                                                            ------   --------   ------  ---------   ---------   -----    --------
                                                SUBTOTAL                                  135,338     153,312     4.5%     17,974
GLOBAL SMALLER CO. STOCK MUTUAL FUNDS

       Franklin Mutual Series Discovery Fund A              13,566      20.64    26.04    279,996     353,255    10.3%     73,259
       AF SmallCap World Fund                                8,073      26.61    35.27    214,827     284,741     8.3%     69,914
                                                            ------   --------   ------  ---------   ---------   -----    --------
                                                SUBTOTAL                                  494,823     637,996    18.6%    143,173
ALTERNATIVE CATEGORIES

       Franklin Natural Resources Fund A                    10,243      17.32    31.21    177,368     319,688     9.3%    142,320
       iShares DJ US Basic Materials Sector Index              500      49.29    51.54     24,646      25,770     0.8%      1,124
       iShares DJ US Consumer Services Sector                  400      50.12    59.61     20,047      23,844     0.7%      3,797
       iShares DJ US Healthcare Sector Index                 1,000      56.42    63.04     56,417      63,040     1.8%      6,623
       iShares DJ US Telecommunciations Sector Index         1,000      23.22    22.86     23,219      22,860     0.7%       (359)
       iShares GS Semiconductor Index                          400      59.78    60.97     23,911      24,388     0.7%        477
       iShares MSCI Australia Index                          1,500      16.48    18.81     24,716      28,215     0.8%      3,499
       iShares MSCI Japan Index                              7,400      12.24    13.52     90,563     100,048     2.9%      9,485
       iShares MSCI Malaysia Index Fund                      5,000       7.23     6.82     36,129      34,100     1.0%     (2,029)
       iShares MSCI Mexico Index                               500      14.11    35.71      7,053      17,855     0.5%     10,803
       iShares MSCI Singapore Index Fund                     3,500       6.92     7.90     24,227      27,650     0.8%      3,423
       iShares S&P Latin America 40 Index                      400      60.01   122.85     24,003      49,140     1.4%     25,137
       Internet Infrastructure HOLDRS Tr                     7,500       3.88     3.86     29,123      28,950     0.8%       (173)
       Ivy Pacific Opportunities Fund A                     13,040       8.07    12.94    105,193     168,734     4.9%     63,541
       John Hancock Tech Leaders A                          12,540       8.79     9.62    110,199     120,633     3.5%     10,434
       Live Oak Health Sciences                             13,621      11.01    11.99    150,000     163,315     4.8%     13,315
       Matthews Asian Growth and Income                      3,787      15.34    17.14     58,103      64,911     1.9%      6,808
       Neuberger & Berman Focus Adv                          8,852      16.67    16.64    147,569     147,301     4.3%       (268)
       ProFunds Biotech Srv                                    873      51.12    55.84     44,626      48,751     1.4%      4,125
       ProFunds Ultra Small-Cap Srv                          2,750      24.73    24.05     68,000      66,130     1.9%     (1,870)
       Vanguard Energy                                       3,608      28.63    56.05    103,320     202,243     5.9%     98,923
       Vanguard Health Care                                    984     110.75   139.45    109,015     137,265     4.0%     28,250
                                                            ------   --------   ------  ---------   ---------   -----    --------
                                                SUBTOTAL                                1,457,447   1,884,831    54.9%    427,384

                                                                                        =========   =========   =====    ========
         TOTALS                                                                         2,667,226   3,435,143     100%    767,919

----------
* Does not include accrued income or expenses.

      The accompanying notes are an integral part of these financial statements.

      Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

Page 16
                 STAAR INVESTMENT TRUST STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                             STAAR INVESTMENT TRUST
                             STATEMENT OF OPERATIONS

                         FOR THE YEAR ENDING 12/31/2005

                                                         GBF         STBF        LCSF        SCSF       INTF         ACF
Income

Mutual Fund Dividends (Incl. Money Market Fds.)          1,223       3,126      48,200      23,467      69,374      33,222

Interest                                                97,193      33,843           0           0           0           0
                                                       -------     -------     -------    --------     -------     -------
TOTAL INCOME                                            98,416      36,969      48,200      23,467      69,374      33,222
                                                       =======     =======     =======    ========     =======     =======

Expenses

12B-1 Distribution Expense                                 430         683       4,321       4,336       5,250       4,644
Advisory Fee                                             6,152         388      42,080      45,333      37,701      27,730
Custodian Fee                                            1,536         668       3,395       3,689       2,988       2,194
Printing Expense                                           236         103         522         568         460         338
Directors Fee                                            1,007         438       2,226       2,418       1,958       1,438
Registration Fee                                           667         290       1,475       1,602       1,297         953
Tax Expense                                                153          66         337         367         297         218
Bookkeeping Fee                                          3,131       1,541       7,018       7,561       6,288       4,625
Auditing Fee                                             4,768       2,075      10,540      11,452       9,274       6,812
Legal Fee                                                  932         405       2,060       2,238       1,812       1,331
Miscellaneous Expense                                       18           8          41          44          36          26
Insurance Expense                                        1,404         611       3,104       3,373       2,731       2,006
Advertising Expense                                        474         118         985       1,087         798         587
Compliance Expense                                       2,706       1,272       6,033       6,520       5,368       3,946
IT Expense                                                 218          95         482         523         424         311
Transfer Agency Expense                                  3,131       1,541       7,018       7,561       6,288       4,625
Pricing Expense                                            327         142         724         786         637         468
                                                       -------     -------     -------    --------     -------     -------
TOTAL EXPENSES                                          27,290      10,446      92,361      99,458      83,607      62,252
                                                       =======     =======     =======    ========     =======     =======

NET INVESTMENT INCOME                                   71,126      26,525     (44,161)    (75,991)    (14,233)    (29,030)
                                                       =======     =======     =======    ========     =======     =======

Realized & Unrealized Appreciation on Investments

Realized Long & Short Term Capital Gains/(Losses)       (1,524)     (9,227)    147,046     454,661     171,396     153,606

Unrealized Appreciation(Depreciation) during Period    (69,054)     (9,332)     52,540    (153,982)    535,526     233,953

NET REALIZED & UNREALIZED APPRECIATION(DEPRECIATION)   (70,578)    (18,559)    199,586     300,679     706,922     387,559
                                                       -------     -------     -------    --------     -------     -------

NET INCREASE/DECREASE IN NET ASSETS FROM OPERATION         548       7,966     155,425     224,688     692,689     358,529
                                                       =======     =======     =======    ========     =======     =======

      NOTE: The accompanying notes are an integral part of these financial statements.

                             STAAR INVESTMENT TRUST
                        STATEMENT OF CHANGE IN NET ASSETS
          YEAR ENDED DECEMBER 31, 2005 AND YEAR ENDED DECEMBER 31, 2004

                                                                                          GBF                   STBF
                                                                                12/31/2005  12/31/2004  12/31/2005 12/31/2004
             INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

Investment Income - Net                                                            71,126      76,401     26,525     10,905
Net Realized Gains(Losses) in Investments                                          (1,524)     (3,821)    (9,227)     7,760
Unrealized Appreciation(Depreciation) of Investments                              (69,054)    (59,257)    (9,332)   (19,762)
Net Increase in Net Assets Resulting from Operations                                  548      13,323      7,966     (1,097)

                    DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment Income and Short Term Gains                                            (78,454)    (87,033)   (23,436)   (12,845)
Realized Long-Term Gains                                                                0           0          0     (7,761)
                                                            TOTAL DISTRIBUTIONS   (78,454)    (87,033)   (23,436)   (20,606)

Capital Share Transactions

Purchases                                                                         138,783     487,993    770,878    238,293
Redemptions                                                                      (711,524) (1,059,831)  (397,268)   (49,360)
Reinvestment of Dividends                                                          77,926      86,568     23,195     20,231

 NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS  (494,815)   (485,270)   396,805    209,164

                                         TOTAL INCREASE(DECREASE) IN NET ASSETS  (572,721)   (558,980)   381,335    187,461


Net Assets, Beginning of Period                                                 2,364,350   2,923,330    602,331    414,870
Net Assets, End of Period                                                       1,791,629   2,364,350    983,666    602,331

                                                                                         LCSF                  SCSF
                                                                                12/31/2005 12/31/2004 12/31/2005 12/31/2004
             INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

Investment Income - Net                                                           (44,161)   (41,735)   (75,991)   (86,470)
Net Realized Gains(Losses) in Investments                                         147,046    161,411    454,661    455,450
Unrealized Appreciation(Depreciation) of Investments                               52,540    347,535   (153,982)   239,702
Net Increase in Net Assets Resulting from Operations                              155,425    467,211    224,688    692,682

                    DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment Income and Short Term Gains                                                  0          0          0          0
Realized Long-Term Gains                                                                0          0   (428,824)  (319,221)
                                                            TOTAL DISTRIBUTIONS         0          0   (428,824)  (319,221)

Capital Share Transactions

Purchases                                                                         480,114    675,936    214,407    587,397
Redemptions                                                                      (863,591)  (214,722)  (962,266)  (236,012)
Reinvestment of Dividends                                                               0          0    427,142    318,085

 NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS  (383,477)   461,214   (320,717)   669,470

                                         TOTAL INCREASE(DECREASE) IN NET ASSETS  (228,052)   928,425   (524,853)   958,931

Net Assets, Beginning of Period                                                 5,014,669  4,086,244  5,551,150  4,592,219
Net Assets, End of Period                                                       4,786,617  5,014,669  5,026,297  5,551,150

                                                                                          INTF                  ACF
                                                                                 12/31/2005 12/31/2004 12/31/2005 12/31/2004
             INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

Investment Income - Net                                                            (14,233)   (21,838)   (29,030)   (31,075)
Net Realized Gains(Losses) in Investments                                          171,396     78,870    153,606     71,297
Unrealized Appreciation(Depreciation) of Investments                               535,526    566,429    233,953    277,425
Net Increase in Net Assets Resulting from Operations                               692,689    623,461    358,529    317,647

                    DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment Income and Short Term Gains                                                   0          0          0          0
Realized Long-Term Gains                                                                 0          0   (125,272)         0
                                                            TOTAL DISTRIBUTIONS          0          0   (125,272)         0

Capital Share Transactions

Purchases                                                                          580,282    546,232    593,730    493,321
Redemptions                                                                       (555,714)  (169,012)  (462,028)  (121,270)
Reinvestment of Dividends                                                                0          0    124,681          0

 NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS     24,568    377,220    256,383    372,051

                                         TOTAL INCREASE(DECREASE) IN NET ASSETS    717,257  1,000,681    489,640    689,698


Net Assets, Beginning of Period                                                  4,033,080  3,032,399  2,955,530  2,265,832
Net Assets, End of Period                                                        4,750,337  4,033,080  3,445,170  2,955,530

                             STAAR INVESTMENT TRUST
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2005

                                                                                    GBF      STBF       LCSF        SCSF
                  CASH PROVIDED (USED) BY OPERATING ACTIVITIES

Net Increase in Net Assets from Operations                                            548     7,966    155,425     224,688

Adjustments Required to reconcile to Net Assets Provided by Operating
Activities:
Investments Purchased                                                            (372,766) (747,240)  (658,084) (1,169,334)
Sales or Redemptions                                                              849,992   490,815  1,097,526   1,850,278
Net Realized (Gains)Losses on Investments                                           1,524     9,227   (147,046)   (454,661)
Unrealized (Appreciation)Depreciation of Investments                               69,054     9,332    (52,540)    153,982
Reinvestment of Ordinary Dividend Distributions                                         0         0    (37,918)    (19,697)
Net Amortization of Bond Premiums(Discounts)                                        4,332       460          0           0
(Increase)Decrease in Interest Receivable                                           8,132    (2,295)        (6)         58
(Increase)Decrease in  Receivables                                                      0         0     (5,430)     (5,429)
Increase(Decrease) in Accounts Payable                                               (804)      (23)        (4)        (80)
                                                                                 --------  --------  ---------  ----------
                                 NET CASH PROVIDED(USED) BY FINANCING ACTIVITIES  560,012  (231,758)   351,923     579,805
                                                                                 --------  --------  ---------  ----------

                  CASH PROVIDED(USED) BY FINANCING ACTIVITIES

Shareholder Contributions                                                         138,783   770,878    480,114     214,407
Shareholder Redemptions (including amounts reinvested in other Trust Portfolios) (711,524) (397,268)  (863,645)   (962,266)
Cash Distributions Paid                                                              (528)     (241)         0      (1,682)
                                                                                 --------  --------  ---------  ----------
                                 NET CASH PROVIDED(USED) BY FINANCING ACTIVITIES (573,269)  373,369   (383,531)   (749,541)
                                                                                 --------  --------  ---------  ----------
                                        INCREASE(DECREASE) IN CASH DURING PERIOD  (13,257)  141,611    (31,608)   (169,736)

Cash Balance - Beginning of Period                                                 62,489     7,819    126,743     185,237
                                                                                 --------  --------  ---------  ----------
Cash Balance - End of Period                                                       49,232   149,430     95,135      15,501
                                                                                 ========  ========  =========  ==========

               SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Noncash Financing Activities not included herin consist of:
Reinvestment of Dividends and Distributions                                        77,926    23,195          0     427,142
                                                                                 --------  --------  ---------  ----------

                                                                                      INTF       ACF
                  CASH PROVIDED (USED) BY OPERATING ACTIVITIES

Net Increase in Net Assets from Operations                                          692,689     358,529

Adjustments Required to reconcile to Net Assets Provided by Operating
Activities:
Investments Purchased                                                              (807,132) (1,211,125)
Sales or Redemptions                                                                683,406   1,099,327
Net Realized (Gains)Losses on Investments                                          (171,396)   (153,606)
Unrealized (Appreciation)Depreciation of Investments                               (535,526)   (233,953)
Reinvestment of Ordinary Dividend Distributions                                     (58,251)    (18,391)
Net Amortization of Bond Premiums(Discounts)                                              0           0
(Increase)Decrease in Interest Receivable                                               (54)         29
(Increase)Decrease in  Receivables                                                   (5,431)    (10,840)
Increase(Decrease) in Accounts Payable                                                  331         291
                                                                                   --------  ----------
                                 NET CASH PROVIDED(USED) BY FINANCING ACTIVITIES   (201,364)   (169,739)
                                                                                   --------  ----------

                  CASH PROVIDED(USED) BY FINANCING ACTIVITIES

Shareholder Contributions                                                           580,282     593,730
Shareholder Redemptions (including amounts reinvested in other Trust Portfolios)   (555,714)   (462,028)
Cash Distributions Paid                                                                   0        (592)
                                                                                   --------  ----------
                                 NET CASH PROVIDED(USED) BY FINANCING ACTIVITIES     24,568     131,110
                                                                                   --------  ----------

                                        INCREASE(DECREASE) IN CASH DURING PERIOD   (176,796)    (38,629)

Cash Balance - Beginning of Period                                                  199,526      88,461
                                                                                   --------  ----------
Cash Balance - End of Period                                                         22,730      49,832
                                                                                   ========  ==========
               SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Noncash Financing Activities not included herin consist of:
Reinvestment of Dividends and Distributions                                               0     124,681
                                                                                   --------  ----------

NOTE: The accompanying notes are an integral part of these financial statements.

                             STAAR INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005


NOTE 1 - ORGANIZATION AND PURPOSE

      STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.

      The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Trust consists of six separate series portfolios (funds). The funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR General Bond Fund (Formerly Intermediate Bond Fund) STAAR Short Term Bond Fund (Formerly Long Term Bond Fund) STAAR Larger Company Stock Fund
               STAAR Smaller Company Stock Fund
               STAAR International Fund
               STAAR Alternative Categories Fund

      Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named. Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.

      Security Valuation - Net Asset Value for each portfolio is computed as of the close of business on each business day. New investments received during that day purchase shares of beneficial interest based upon the end-of-day Net Asset Value per share. Included in the end-of-day net assets valuation of each portfolio is the net asset valuation of all investee mutual funds or exchange-traded funds, as published on their respective web-sites or elsewhere. When applicable, securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

      Fixed income securities are valued at prices obtained from a pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. There were no restricted securities owned by any of the portfolios as of December 31, 2005. Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Trustees.

Federal Income Taxes - The Trust complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and intends to distribute all its taxable income and net capital gains each year to its shareholders. As a regulated investment company, the Trust is not subject to income taxes if such distributions are made. Therefore, no federal or state income tax provision is required. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Trust. As of December 31, 2005 the following net capital loss carryforwards existed for federal income tax purposes:

         LCSF $307,891      INTF $281,478      STBF $9,227      GBF   $5,346

      The above net capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Expiration of the capital loss carry forwards occurs in 2009-2013. The Trust will not make distributions from capital gains while a capital loss carryforward remains.

Distributions to shareholders - Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income and realized gain distributions from other funds are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Through December 31, 2002, discounts and premiums on securities purchased were not amortized over the life of the respective securities. On January 1, 2003, the Trust began amortizing all premiums and discounts on fixed income securities to conform with a recent change in accounting principles generally accepted in the United States for mutual funds. Adopting this change did not impact the Trust's net asset values, and resulted in immaterial changes to the classification of certain amounts between interest income and realized and unrealized gains/losses in the Statement of Operations.

Foreign withholding taxes are recorded as a contra investment income item to the extent such information is available to the Trust.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2005

                        NOTE 3 - SHAREHOLDER TRANSACTIONS

     The declaration of trust provides for an unlimited number of shares of beneficial interest, without par value. The declaration of Trust also established six series of shares which correspond to the six funds described in
Note 2. During the years ended December 31, 2005 and 2004, at least 98%, respectively of dividends declared were reinvested by the respective owners of beneficial interest. Transactions in units of beneficial interest were as shown below:

         YEAR ENDED 12/31/2003                                       YEAR ENDED 12/31/2004
         ---------------------     ----------------------------------------------------------------------------------------
                                                          DISTRIBUTION
               BALANCE                  SOLD              REINVESTMENT            REDEMPTIONS                 BALANCE
         ---------------------     ----------------     ----------------     ---------------------      -------------------
FUND     SHARES       DOLLARS      SHARES   DOLLARS     SHARES   DOLLARS      SHARES      DOLLARS       SHARES     DOLLARS
----     -------     ---------     ------   -------     ------   -------     --------   -----------     -------   ---------
GBF      271,836     2,771,166     45,740   487,954      8,191    86,568     (99,462)   (1,059,832)     226,305   2,285,857
STBF      42,131       396,139     24,882   238,290      2,109    20,232      (5,073)      (49,361)      64,049     605,299
LCSF     356,797     4,152,837     57,540   675,890          0         0     (18,524)     (214,723)     395,813   4,614,005
SCSF     315,949     3,793,772     39,216   587,370     20,612   318,085     (16,067)     (236,012)     359,710   4,463,216
INTF     311,260     3,250,881     53,614   545,715          0         0     (16,828)     (169,012)     348,046   3,627,583
ACF      192,564     2,110,723     40,757   493,304          0         0     (10,178)     (121,271)     223,143   2,482,756

                                     PERIOD ENDED 12/31/2005
         -------------------------------------------------------------------------------------
                              DISTRIBUTION
              SOLD            REINVESTMENT           REDEMPTIONS                 BALANCE
         ---------------    ----------------     --------------------      -------------------
FUND     SHARES  DOLLARS    SHARES   DOLLARS      SHARES     DOLLARS       SHARES     DOLLARS
----     ------  -------    -------  -------     --------   ---------      -------   ---------
GBF      13,489  138,783      7,643   77,921     (69,272)   (711,524)      178,165   1,791,037
STBF     82,971  770,878      2,508   23,184     (42,686)   (397,268)      106,841   1,002,094
LCSF     38,198  480,114          0        0     (69,659)   (863,645)      364,352   4,230,473
SCSF     14,037  214,407     28,762  427,151     (64,067)   (962,266)      338,442   4,142,508
INTF     48,145  580,282          0        0     (45,267)   (555,714)      350,923   3,652,151
ACF      42,679  593,730      8,730  124,685     (33,326)   (462,028)      241,226   2,739,143

As of December 31, 2005 net assets consisted of the following:

                                                     GBF         STBF         LCSF          SCSF         INTF          ACF
                                                  ----------   ----------   ----------    ----------   ----------   ----------
Capital Paid in on Shares of Capital Stock        $1,791,037   $1,002,094   $4,230,473    $4,142,508   $3,652,151   $2,739,143
Undistributed Net Investment Income (Loss)            24,545        5,420     (143,222)     (256,612)     (54,800)     (61,891)
Accumulated Net Capital Loss                          (5,346)      (9,227)    (304,142)            0     (281,478)           0
Net Unrealized Appreciation/(Depreciation)           (18,607)     (14,621)   1,003,454     1,140,401    1,434,464      767,918
                                                  ----------   ----------   ----------    ----------   ----------   ----------
Net Assets                                        $1,791,629     $983,666   $4,786,617    $5,026,297   $4,750,337   $3,445,170
                                                  ==========   ==========   ==========    ==========   ==========   ==========

NOTE 4 - SUMMARY OF UNREALIZED GAINS AND LOSSES:

Following is a summary of unrealized gains and losses for each portfolio as of December 31, 2005.

                  Cost         Gain           Loss        Net     Market Value
                ---------    ---------      -------    ---------  ------------
GBF             1,785,735        9,268      -27,875      -18,607    1,767,128
STBF              992,877          944      -15,565      -14,621      978,256
LCSF            3,778,608    1,007,626       -4,172    1,003,554    4,782,064
SCSF            3,881,564    1,140,834         -433    1,140,401    5,021,965
INTF            3,311,497    1,437,085       -2,621    1,434,464    4,745,961
ACF             2,667,225      772,617       -4,699      767,918    3,435,143

                             STAAR INVESTMENT TRUST
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2005

NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

      Effective April 1, 1996, the Trust entered into an Investment Advisory Agreement with STAAR Financial Advisors, Inc., a related party (Advisor). This agreement appointed the Advisor to act as investment advisor to the Trust on behalf of six series portfolios for a one-year period. This agreement has subsequently been extended annually and through December 31, 2005. The Directors considered past investment performance, progress in compliance matters, strategies and economic and market outlook of the Advisor in the renewal process. The advisor furnishes investment management and advisory services for a fee based on average daily net asset value. The fee for each portfolio is in accordance with a fee schedule of .50% through February 28, 2005 at which time it was reduced to .25% through the end of the year for GBF, .40% through February 28, 2005 at which time it was waived through the end of the year for STBF and .90% for all other portfolios.

      The president of the investment advisor is the organizer of the Trust. The agreement provides for an expense reimbursement from the investment advisor if the Trust's total expense for any series (fund), exclusive of taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses, for any fiscal year, exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified. The agreement also stipulates that all organizational expenses of the Trust were paid by the investment advisor as well as certain marketing, legal and accounting and transfer and custodial services for the first two years. Such costs continued to be absorbed by the investment advisor through December 31, 2001, except for certain marketing and other costs associated with the sale and distribution of shares.

      Effective January 1, 2002, the Trust began paying certain operating expenses including custodian, registration, legal and auditing fees, and printing and insurance expenses, and a portion of bookkeeping fees. Remaining bookkeeping fees continued to be absorbed by the investment advisor. Directors' fees of $9,485 and $12,277 in 2005 and 2004, respectively were also incurred by the Trust.

      Effective September 1, 1998, Staar Investment Trust shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below was implemented and which includes these fees. The commission structure under this arrangement is .5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were also absorbed by the investment advisor. Subsequent to December 31, 2000, the advisor no longer absorbed 12b-1 fees.

      Effective August 2, 2001, STAAR Investment Trust shareholders approved a new 12b-1 arrangement which provided for accrual of fees based upon a daily percentage (.000411% for bond funds and .000548% for stock funds) of the total net asset values. The broker/dealer fees discussed above were paid out of such fee accruals. The balance of the fees was used for marketing and other costs associated with the sale and distribution of shares. Effective January 1, 2002, Staar Investment Trust changed the 12b-1 daily accrual rate to .000658% for all funds, based upon estimated requirements. In 2003 and in 2004 management revised its estimated resulting liability, and accordingly recorded reductions to 12b-1 expenses. For the years ended December 31, 2005 and 2004, the aggregate net amounts charged to expense for all portfolios were $19,663 and $7,123, respectively.

      Effective January 1, 2004 the Trust entered into a mutual fund service agreement with STAAR Financial Advisors, Inc. under which each portfolio is charged a fee of .38% of average daily net assets for fund accounting and operations, shareholder and transfer agency and compliance services provided. The agreement is reviewed and renewed annually by the Board of Trustees.

STAAR INVESTMENT TRUST

                                DECEMBER 31, 2005

NOTE 5-INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (cont.)

Certain affiliated persons holding shares in the six portfolios purchased such shares at Net Asset Value at respective date of purchase. Those affiliated persons held aggregate investments in the respective funds as of December 31, 2005, as follows:

                                                                    GBF       STBF        LCSF        SCSF        INTF        ACF
                                                                ----------  ---------  ----------  ----------  ---------- ---------
                             Shares

J. Andre Weisbrod, including immedite family & retirement
  accounts                                                       3,689.452  4,296.855  11,609.026  11,127.947  10,331.426  9,251.743
Other Trustees                                                       0.000      0.000       0.000       0.000       0.000      0.000
Employees of investment advisor, including retirement accounts       0.000      0.000     161.907   1,896.911     192.715    164.996
Other Affiliated Persons                                           308.808      0.000     420.481     318.943     720.949    750.341
                                                                ----------  ---------  ----------  ----------  ---------- ----------
Total Number of Shares                                           3,998.260  4,296.855  12,191.414  13,343.801  11,245.090 10,167.080
                                                                ==========  =========  ==========  ==========  ========== ==========

                             Value

J. Andre Weisbrod, including immedite family & retirement
  accounts value                                                $   37,101     39,560     152,510     165,264     139,853    132,132
                                                                ==========  =========  ==========  ==========  ========== ==========
Total affiliated persons value                                  $   40,207     39,560     160,161     198,173     152,221    145,205
                                                                ==========  =========  ==========  ==========  ========== ==========

The Trustees have authorized the use of a broker-dealer in which the president of the investment advisor serves as a registered representative; as such, the president of the investment advisor may benefit indirectly from the Trust's payment of commissions and 12(b)-1 fees.

NOTE 6 - AVAILABILITY OF ADDITIONAL INFORMATION

Fund Directors: Additional information about the Board of Trustees can be found in the Statement of Additional Information as filed with the SEC. For a copy you may write to Shareholder Services, STAAR Financial Advisors, Inc., 604 McKnight Park Dr., Pittsburgh, PA 15237 or call 412-367-9076 or 1-800-332-7738 PIN 3371.

Proxy Voting Policies: The Proxy Voting Policy and Proxy Voting Record for the most recent 12-month period may be obtained from STAAR Financial Advisors as listed above.

         SUPPLEMENTARY INFORMATION -- SELECTED PER SHARE DATA AND RATIOS
              Period from January 1, 2001 through December 31, 2005

                                                         GBF                                              STBF
PER SHARE DATA                      1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -  01/01/01  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -
                                    12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/05  12/31/04  12/31/03  12/31/02
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning Of Period    10.45     10.75     10.99     10.59     10.29      9.40      9.85     11.02     10.62
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------

Net Investment Income                   0.35      0.31      0.39      0.41      0.52      0.24      0.24      0.50      0.48
Net Realized & Unrealized Gains        (0.34)    (0.25)     0.05      0.35      0.26     (0.23)    (0.26)     0.15      0.40
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Income from Operations            0.01      0.06      0.44      0.76      0.78      0.01     (0.02)     0.65      0.88
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------

Total Distributions to Shareholders    (0.40)    (0.36)    (0.68)    (0.36)    (0.48)    (0.20)    (0.43)    (1.82)    (0.48)

Net Asset Value End of Period          10.06     10.45     10.75     10.99     10.59      9.21      9.40      9.85     11.02
                                    ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return                            0.11%     0.50%     4.05%     7.19%     7.56%     0.07%    -0.14%     5.88%     8.27%
                                    ========  ========  ========  ========  ========  ========  ========  ========  ========

                                                                    LCSF
PER SHARE DATA                      01/01/01  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -  01/01/01
                                    12/31/01  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                    --------  --------  --------  --------  --------  --------
Net Asset Value Beginning Of Period    10.43     12.67     11.45      9.49     11.58     12.85
                                    --------  --------  --------  --------  --------  --------

Net Investment Income                   0.61     (0.12)    (0.11)    (0.07)    (0.09)    (0.01)
Net Realized & Unrealized Gains         0.17      0.59      1.33      2.03     (2.00)    (1.26)
                                    --------  --------  --------  --------  --------  --------
Total Income from Operations            0.78      0.47      1.22      1.96     (2.09)    (1.27)
                                    --------  --------  --------  --------  --------  --------

Total Distributions to Shareholders    (0.59)     0.00      0.00      0.00      0.00      0.00

Net Asset Value End of Period          10.62     13.14     12.67     11.45      9.49     11.58
                                    ========  ========  ========  ========  ========  ========
Total Return                            7.49%     3.69%    10.65%    20.65%   -18.10%    -9.88%
                                    ========  ========  ========  ========  ========  ========

Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences.

RATIOS
Expenses to Avg. Net Assets*  1.26%  1.61%  1.30%  1.51%  0.72%  0.94%  1.55% 1.34%  1.59%  0.81%  1.85%  1.88%  1.59%  1.89%  0.99%

Net Investment Income to Avg
Net Assets*                   3.40%  2.88%  3.56%  3.79%  4.95%  2.60%  2.49% 4.57%  4.50%  5.73% -0.94% -0.92% -0.71% -0.88% -0.11%
Portfolio Turnover Rate      17.84% 31.80% 35.97% 21.60% 33.76% 48.02% 86.65% 8.53% 19.70% 25.23% 14.00% 35.19% 46.31% 24.08% 16.09%

NET ASSETS, END OF PERIOD
(000s omitted)               1,792  2,364  2,923  4,378  2,868    984    602   415  1,630  1,227  4,787  5,015  4,086  2,737  2,843
                             =====  =====  =====  =====  =====  =====  =====  ====  =====  =====  =====  =====  =====  =====  =====

                                         2005 2004 2003 2002 2001 2005   2004  2003  2002  2001  2005   2004   2003   2002   2001
                                         ---- ---- ---- ---- ---- ----   ---- ----- -----  ----  ----   ----   ----   ----   ----
Such ratios are after effect of expen-
ses waived (cents per share rounded):    0.02 0.00 0.03 0.00 0.00 0.03   0.00  0.03  0.00  0.00  0.00   0.00   0.03   0.00   0.00

                                                           SCSF                                             INTF
PER SHARE DATA                      1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -  01/01/01  1/1/05 -  1/1/04 -  1/1/03 -  1/1/02 -
                                    12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/05  12/31/04  12/31/03  12/31/02
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning Of Period    15.43     14.53     10.29     12.47     12.54     11.59      9.74      7.40      8.64
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------

Net Investment Income                  (0.23)    (0.26)    (0.19)    (0.21)    (0.10)    (0.04)    (0.06)     0.02     (0.09)
Net Realized & Unrealized Gains         1.04      2.10      4.43     (1.97)     0.21      1.99      1.91      2.33     (1.15)
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Income from Operations            0.81      1.84      4.24     (2.18)     0.11      1.95      1.85      2.35     (1.24)
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Distributions to Shareholders    (1.39)    (0.94)     0.00      0.00     (0.18)     0.00      0.00     (0.01)     0.00
Net Asset Value End of Period          14.85     15.43     14.53     10.29     12.47     13.54     11.59      9.74      7.40
                                    ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return                            5.22%    12.69%    41.21%   -17.45%     0.85%    16.82%    18.96%    31.85%   -14.33%

                                                                      ACF
PER SHARE DATA                      01/01/01  1/1/05 -  1/1/04 -  1/1/03 -   1/1/02 -  01/01/01
                                    12/31/01  12/31/05  12/31/04  12/31/03   12/31/02  12/31/01
                                    --------  --------  --------  --------   --------  --------
Net Asset Value Beginning Of Period    10.48     13.25     11.77      9.17      10.89     12.29
                                    --------  --------  --------  --------   --------  --------

Net Investment Income                   0.03     (0.13)    (0.14)    (0.10)     (0.10)    (0.01)
Net Realized & Unrealized Gains        (1.84)     1.70      1.62      2.70      (1.62)    (1.22)
                                    --------  --------  --------  --------   --------  --------
Total Income from Operations           (1.81)     1.57      1.48      2.60      (1.72)    (1.23)
                                    --------  --------  --------  --------   --------  --------
Total Distributions to Shareholders    (0.03)    (0.54)     0.00      0.00       0.00     (0.17)
Net Asset Value End of Period           8.64     14.28     13.25     11.77       9.17     10.89
                                    ========  ========  ========  ========   ========  ========
Total Return                          -17.23%    11.91%    12.55%    28.35%    -15.84%    -9.99%

Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences.

RATIOS
Expenses to Avg. Net Assets*                1.85%    1.88%   1.59%   1.89%   0.99%   1.84%   1.88%   1.61%   1.90%   0.99%

Net Investment Income to Avg Net Assets*   -1.50%   -1.73%  -1.61%  -1.80%  -0.81%  -0.34%  -0.63%   0.24%  -1.07%   0.31%
Portfolio Turnover Rate                    23.04%   33.58%  45.72%  32.79%   4.31%  16.23%  16.99%  29.10%  24.08%  15.74%

NET ASSETS, END OF PERIOD
(000s omitted)                             5,026    5,551   4,592   2,609   3,048   4,750   4,033   3,032   1,675   1,925
                                           =====    =====   =====   =====   =====   =====   =====   =====   =====   =====

RATIOS
Expenses to Avg. Net Assets*                1.84%   1.88%   1.61%   1.88%   0.99%

Net Investment Income to Avg Net Assets*   -0.94%  -1.18%  -0.97%  -0.97%  -0.08%
Portfolio Turnover Rate                    35.48%  28.35%  33.19%  18.61%   0.00%

NET ASSETS, END OF PERIOD
(000s omitted)                             3,445   2,956   2,266   1,080   1,094
                                           =====   =====   =====   =====   =====

                                            2005     2004    2003    2002    2001    2005    2004    2003    2002    2001
                                            ----     ----    ----    ----    ----    ----    ----    ----    ----    ----
Such ratios are after effect of expen-
ses waived (cents per share rounded):       0.00     0.00    0.03    0.00    0.00    0.00    0.00    0.02    0.00    0.00

                                            2005    2004    2003    2002    2001
                                            ----    ----    ----    ----    ----
Such ratios are after effect of expen-
ses waived (cents per share rounded):       0.00    0.00    0.03    0.00    0.00


*     Annualized. Using monthly averages. Does not include any 12b-1 expenses.

                                     PART C

                                OTHER INFORMATION

Item 23. EXHIBITS

EXHIBIT
 NUMBER                           DESCRIPTION OF EXHIBIT
--------                          ----------------------
X(a)                Declaration of Trust of the Registrant

X(b)                By-laws of the Registrant

(c)                 Not Applicable

X(d)                Investment Advisory Agreement between Registrant and Staar
                    Financial Advisors, Inc. (the "Advisor")

(e)                 Not Applicable

(f)                 Not Applicable

XX(g)               Custodian Agreement between Registrant and StarBank.

X                   (h) Form of Transfer Agency and Shareholder Services
                    Agreement among Registrant and the Advisor (see (d) above)

X(h)                Consent to Use of Name contained in (d) above

99(i)               Opinion of Counsel and Consent of Counsel

99(j)               Consent of Independent Accountants

(k)                 Not Applicable

(l)                 Not Applicable

XXX(m)              Rule 12b-1 Plan

XXXX(n)             Financial Data Schedule

(o)                 Not Applicable

(p)                 Board of Trustees Code of Ethics

X -    Filed with Initial N-1A and incorporated herein by reference.

XX - Filed with Pre-effective Amendment # 1 to Form N-1A and incorporated herein by reference.

XXX -  Filed with Proxy Statement in Post Definitive 14A filing

XXXX - Filed with Form NSAR

Item 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

Item 25 - INDEMNIFICATION

      Under the Registrant's Declaration of Trust and By-laws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connect with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and By-laws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the By-laws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant.

      Moreover, the Declaration of Trust and By-laws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits and proceedings, and certain liabilities that might be imposed as a result of such actions, suits and proceedings, to which they are parties by reason of being or having been such Trustees or Officers. The policy expressly excludes coverage for any Trustee or Officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

Item 26 - BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Staar Financial Advisors, Inc. (the "Adviser"), is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations and other business entities.

      Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

NAME/BUSINESS                 POSITION WITH ADVISOR                       OTHER
-------------                 ---------------------                       -----
J. Andre Weisbrod             President, Director               Registered Representative
                                                                Olde Economie Financial
                                                                Consultants, Ltd

Charles Sweeney               Secretary & Director              Marketing Consultant Graphic
                                                                Arts Technology Council;
                                                                Before 1992 Graphic Arts Sales
                                                                Eastman Kodak Company

James A. Gordon               Director                          Retired

Item 27 - PRINCIPAL UNDERWRITER

      Inapplicable.

Item 28 - LOCATION OF ACCOUNTS AND RECORDS

      The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its Pittsburgh office located at 604 McKnight Park Drive, Pittsburgh, PA, 15237. Certain records, including the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's custodian located as to the custodian, at The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Pkwy, Suite 125, Bitrmingham, AL 35209, and, as to the transfer and dividend disbursing agent functions, c/o of the Advisor at 604 McKnight Park Drive, Pittsburgh, PA, 15237.

Item 29 - MANAGEMENT SERVICES

      Inapplicable

Item 30 - UNDERTAKINGS

      Inapplicable

                                     NOTICE

      "The General Bond Fund (GBF)," "The Short-Term Bond Fund (STBF)," The Larger Company Stock Fund (LCSF)," "The Smaller Company Stock Fund
      (SCSF)," "The International Fund (INTF)," and "The Alternative Categories Fund (AltCat)" are the designations of the Trustees under the Declaration of Trust of the Trust dated February 28, 1996 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Pennsylvania. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

      SIGNATURES

      Pursuant to the requirements of (the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh, and the State of Pennsylvania on the 28th day of February, 2006.

                           The Staar Investment Trust

                           Registrant

                           By: /s/ J. Andre Weisbrod
                           -------------------------
                           J. Andre Weisbrod, Trustee

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                    /s/ Jeffrey A. Dewhirst
                    -----------------------
                    Jeffrey A. Dewhirst
                    Trustee                     February 28, 2006
                    (Signature)                 (date)

                    /s/ Thomas J. Smith
                    -------------------
                    Thomas J. Smith
                    Trustee                     February 28, 2006
                    (Signature)                 (date)

                    /s/ Richard Levkoy
                    ------------------
                    Richard levkoy
                    Trustee                     February 28, 2006
                    (Signature)                 (date)

                    /s/ J. Andre Weisbrod
                    ---------------------
                    J. Andre Weisbrod
                    Trustee                     February 28, 2006
                    (Signature)                 (date)

                                     PART C

                                OTHER INFORMATION

Item 23. EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION OF EXHIBIT
-------     --------------------------------------------------------------------
 X(a)       Declaration of Trust of the Registrant

 X(b)       By-laws of the Registrant

 (c)        Not Applicable

 X(d)       Investment Advisory Agreement between Registrant and Staar Financial
            Advisors, Inc. (the "Advisor")

 (e)        Not Applicable

 (f)        Not Applicable

 XX (g) Custodian Agreement between Registrant and StarBank.

  X         (h) Form of Transfer Agency and Shareholder Services Agreement among
            Registrant and the Advisor (see (d) above)

 X(h)       Consent to Use of Name contained in (d) above

 99(i)      Opinion of Counsel and Consent of Counsel

 99(j)      Consent of Independent Accountants

 (k)        Not Applicable

 (l)        Not Applicable

XXX(m)      Rule 12b-1 Plan

XXXX(n)     Financial Data Schedule

 (o)        Not Applicable

 (p)        Board of Trustees Code of Ethics

X   - Filed with Initial N-1A and incorporated herein by reference.

XX - Filed with Pre-effective Amendment # 1 to Form N-1A and incorporated herein by reference.

XXX - Filed with Proxy Statement in Post Definitive 14A filing

XXXX - Filed with Form NSAR

Item 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

Item 25 - INDEMNIFICATION

      Under the Registrant's Declaration of Trust and By-laws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connect with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and By-laws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the By-laws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant.

      Moreover, the Declaration of Trust and By-laws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits and proceedings, and certain liabilities that might be imposed as a result of such actions, suits and proceedings, to which they are parties by reason of being or having been such Trustees or Officers. The policy expressly excludes coverage for any Trustee or Officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

Item 26 - BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Staar Financial Advisors, Inc. (the "Adviser"), is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations and other business entities.

      Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

  NAME/BUSINESS     POSITION WITH ADVISOR              OTHER
J. Andre Weisbrod   President, Director    Registered Representative
                                           Olde Economie Financial
                                           Consultants, Ltd

Charles Sweeney     Secretary & Director   Marketing Consultant Graphic
                                           Arts Technology Council;
                                           Before 1992 Graphic Arts Sales
                                           Eastman Kodak Company

James A. Gordon     Director               Retired

Item 27 - PRINCIPAL UNDERWRITER

      Inapplicable.

Item 28 - LOCATION OF ACCOUNTS AND RECORDS

      The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its Pittsburgh office located at 604 McKnight Park Drive, Pittsburgh, PA, 15237. Certain records, including the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's custodian located as to the custodian, at The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Pkwy, Suite 125, Bitrmingham, AL 35209, and, as to the transfer and dividend disbursing agent functions, c/o of the Advisor at 604 McKnight Park Drive, Pittsburgh, PA, 15237.

Item 29 - MANAGEMENT SERVICES

      Inapplicable

Item 30 - UNDERTAKINGS

      Inapplicable

                                     NOTICE

      "The General Bond Fund (GBF)," "The Short-Term Bond Fund (STBF)," The Larger Company Stock Fund (LCSF)," "The Smaller Company Stock Fund
      (SCSF)," "The International Fund (INTF)," and "The Alternative Categories Fund (AltCat)" are the designations of the Trustees under the Declaration of Trust of the Trust dated February 28, 1996 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Pennsylvania. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.